January 31, 2010

Exhibit 17 (b)

Annual Report

Legg Mason

Lifestyle Series

Legg Mason Lifestyle Allocation 100%

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 30%

Legg Mason Lifestyle Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Lifestyle Series

Legg Mason Lifestyle Series (“Lifestyle Series”) consists of six separate investment funds (the “Funds”), each with its own investment objective and policies. Each Fund offers different levels of potential return and involves different levels of risk.

The Funds are separate investment series of the Legg Mason Partners Equity Trust, a Maryland business trust.

Fund name changes

Prior to October 5, 2009, the Funds were known as Legg Mason Partners Lifestyle Allocation 100%, Legg Mason Partners Lifestyle Allocation 85%, Legg Mason Partners Lifestyle Allocation 70%, Legg Mason Partners Lifestyle Allocation 50%, Legg Mason Partners Lifestyle Allocation 30% and Legg Mason Partners Lifestyle Income Fund. There was no change in the Funds’ investment objectives or investment policies as a result of the name changes.

Letter from the Chairman

Dear Shareholder,

We are pleased to provide the annual report of the Legg Mason Lifestyle Series for the twelve-month period ended January 31, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance. Important information with regard to recent regulatory developments that may affect the Funds is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 26, 2010

II	Legg Mason Lifestyle Series

Investment commentary

Economic review

While the U.S. economy was weak during the first half of the twelve-month reporting period ended January 31, 2010, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the period.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the preliminary estimate for GDP growth was 5.9%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP data started to meaningfully improve, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through January 2010 as well. January’s PMI reading of 58.4 was its highest level since August 2004.

While the housing market has shown signs of life, a continued large inventory of unsold homes could lead to a choppy recovery. At the end of January 2010, there was a 7.8 month supply of unsold homes, up from a 7.2 month supply in December 2009. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the seventh straight month in December (on a seasonally-adjusted basis). However, according to the National Association of Realtors, existing home sales fell by 16.2% in December 2009 and 7.2% in January 2010. December’s decline was not surprising, as sales had moved higher in November as first-time home buyers rushed to complete sales before the original November deadline for the government’s $8,000 tax credit. However, with the government extending this tax credit until the end of April 2010, January’s sales decline was unexpected.

One area that remained weak — and could potentially jeopardize the economic recovery — was the labor market. While monthly job losses have moderated compared to the first quarter of 2009, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% for November and December and subsequently declined to 9.7% in January. However, according to revised U.S. Department of Labor figures, roughly 600,000 more jobs were lost in 2009 than previously reported. In addition, 8.4 million jobs have been lost since the recession officially began in December 2007.

Financial market overview

In sharp contrast to 2008, which was characterized by upheaval in the financial markets, periods of extreme volatility, illiquidity and heightened risk aversion, the twelve-month period ended January 31, 2010 was largely a return to more normal conditions and increased investor risk appetite.

In the U.S. equity market, stock prices, as measured by the S&P 500 Indexiv, rose during nine of the twelve months of the reporting period. In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)v.

While economic news often surprised on the upside during the reporting period, incoming economic data did not suggest a dramatic rebound in growth in 2010. Given this, the Fed kept the federal funds ratevi in a range of 0 to 1/4 percent during each of its eight meetings during the period. At its meeting in January 2010, the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, after the reporting period ended, the Fed did take a first step in reversing its accommodative

Legg Mason Lifestyle Series	III

Investment commentary (cont’d)

monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also expects to end its $1.25 trillion mortgage securities purchase program by the end of the first quarter of 2010.

Equity market review

After falling nearly 30% from September through November 2008 (before the reporting period began), the U.S. stock market, rallied and, overall, generated strong results during the twelve-month reporting period. The S&P 500 Index fell 10.65% in February 2009, due to the rapidly weakening global economy, continued strains in the credit market and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then moved sharply and posted positive returns during the next seven months. The market’s ascent was the result of optimism that the economy was gaining traction and that corporate profits would continue to improve.

The market then moved in fits and starts during the last four months of the reporting period, and the S&P 500 Index declined 3.60% in January 2010. The market’s step backward at the start of 2010 was attributed to investor concerns regarding the sustainability of the economic recovery, whether Fed Chairman Bernanke would be confirmed for a second term and potential new regulations and taxes levied at the banking industry. Despite January’s decline, the S&P 500 Index returned 33.14% over the twelve-month reporting period ended January 31, 2010.

Looking at the U.S. stock market more closely, mid- and small-cap stocks generated the best returns, with the Russell Midcap vii and Russell 2000viii Indices returning 46.63% and 37.82%, respectively. In contrast, the large-cap Russell 1000 Indexix rose 34.81%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 37.94% and 31.84%, respectively.

The international equity markets often moved in lockstep with their U.S. counterparts during the twelve-month reporting period. The international developed equity markets, as measured by the MSCI EAFE Indexxii, also declined during the first month of the period, and then rose during nine of the next ten months of the fiscal year, before declining in January 2010. As was the case in the U.S., stock prices overseas rallied due to signs of improving economic conditions and better-than-expected corporate profits. During the twelve-month period ended January 31, 2010, the MSCI EAFE Index returned 39.68%. Emerging market equities posted even better returns during the period, as the MSCI Emerging Markets Indexxiii, gained 80.19%. Emerging market stocks were supported by better economic growth in developing countries, rising commodity prices and an improved outlook for exports.

Fixed-income market review

Looking back at the tail end of 2008, investors fled fixed-income securities that were seen as being risky and flocked to the relative safety of short-term Treasuries, driving the latter’s prices higher and their yields to historically low levels. In contrast, non-Treasury spreads widened to historically wide levels in some cases, as the market priced in worst-case scenarios. This caused nearly every spread sector (non-Treasury) to lag equal-durationxiv Treasuries in 2008. While this trend continued in early 2009, some encouraging economic data and a thawing of the once frozen credit markets helped bolster investor confidence. In a stunning turnaround, by the end of the first quarter of 2009, risk aversion had been replaced by robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the remainder of the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were relatively low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.94% and 2.87%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.82% and 3.63%, respectively. Over the twelve months ended January 31, 2010, longer-term yields moved higher as economic data improved and there were fears of future inflation given the government’s massive stimulus program. With risk aversion being replaced with robust risk appetite, spread sector prices moved higher. For the twelve months ended January 31, 2010, the Barclays Capital U.S. Aggregate Indexxv returned 8.51%.

The high-yield bond market produced very strong results during the twelve months ended January 31, 2010. After falling 2.71% in February 2009, the asset class posted positive returns during the last eleven months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing

IV	Legg Mason Lifestyle Series

of the credit markets, improving economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexxvi returned 50.80% for the twelve months ended January 31, 2010.

Emerging market debt prices rallied sharply —posting positive returns during every month but February of 2009. The strong performance of the asset class was triggered by rising commodity prices, optimism that the worst of the global recession was over, solid domestic demand and increased investor risk appetite. Over the twelve months ended January 31, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xvii returned 27.56%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 26, 2010

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xvi

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xvii

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Lifestyle Series	V

Funds overview

The Legg Mason Lifestyle Series (the “Lifestyle Series”) consists of six portfolio investment options (the “Funds”), each of which is a “fund of funds” that invests in a combination of equity and fixed-income mutual funds. The Lifestyle Series offers a mix of equity funds categorized according to average market capitalization (size), investing style (e.g., value, core or growth) and global exposure (e.g., U.S. and/or international stocks). The various options within the Lifestyle Series also offer a mix of bond asset classes such as U.S. and foreign government debt, corporate bonds, high-yield debt and emerging market debt — each of which carries a varying degree of risk/reward potential.

Q. What were the overall market conditions during the Funds’ reporting period?

A. Global equity markets fell in the first month of the reporting period but then rebounded strongly, as investors began to believe that the worst case economic scenario that had been driving prices down was in fact unlikely to materialize. Stocks continued to rise as the period went on thanks to signs that the global economy was beginning to grow again. For the twelve-month period ended January 31, 2010, the overall domestic stock market, as measured by the S&P 500 Indexi, returned 33.14%. Over the same time frame, the Russell 1000 Indexii of large-cap U.S. stocks produced a total return of 34.81%. Small-cap U.S. stocks performed even better, with the Russell 2000 Indexiii returning 37.82% over the same period. International stock markets were also very strong. For the twelve months ended January 31, 2010, the MSCI EAFE Indexiv produced a total return of 39.68%.

In the fixed-income markets, as in the equity markets, much of what happened in this reporting period was a complete reversal of what had happened in the previous period. Long-term U.S. Treasury bond yields rose, thanks to renewed investor confidence in an economic recovery, as well as to fears about the impact of expanded government budget deficits, which will require the U.S. government to issue large amounts of bonds. The ten-year U.S. Treasury bond yield rose from 2.87% at the start of the period to 3.63% at the end. Two-year Treasury yields fluctuated during the period. Though they ended the period slightly lower than where they started, going from 0.94% to 0.82%, they were also above 1.10% several times during the course of the period. However, while yields on longer-term government bonds were rising, yields on corporate bonds — whether investment grade or below-investment grade — were falling, as investors took advantage of the very wide yield spreads that were on offer thanks to earlier pessimism about the economy. The yield to maturity for the Barclays Capital U.S. Corporate Investment Grade Indexv fell from 7.29% at the start of the period to 4.46% at the end. Bond prices move inversely with yields, so long-term government bond prices fell while corporate bond prices rose. Overall, the Barclays Capital U.S. Aggregate Indexvi, which measures investment grade bonds (both government and corporate), returned 8.51% for the period. That overall figure, however, disguises a wide gap between the return on Treasury bonds versus corporate bonds. The Barclays Capital U.S. Treasury Indexvii was up just 0.90% over the period, while the Barclays Capital U.S. Corporate Investment Grade Index returned 20.08%.

Q. How did we respond to these changing market conditions?

A. At the beginning of the period, we were below our benchmark weights in our exposure to underlying equity funds as a whole, and above our benchmark weights in our exposure to underlying fixed-income funds as a whole, because we felt that earnings were likely to fall fairly steeply. As the period progressed, earnings did in fact fall steeply. By July, we felt that the drop in earnings had proceeded far enough that, combined with the signs of economic recovery we were beginning to see, we decided to bring our exposures to underlying equity funds and underlying fixed-income funds back to our benchmark weights. They remained there through the end of the reporting period.

Legg Mason Lifestyle Series 2010 Annual Report	1

Funds overview (cont’d)

Legg Mason Lifestyle Allocation 100%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 100% seeks capital appreciation by investing 100% of its assets in underlying funds that invest principally in equity securities, but there may be times when the managers choose to invest up to 10% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2010, Class A shares of Legg Mason Lifestyle Allocation 100%, excluding sales charges, returned 34.46%. The Fund’s unmanaged benchmarks, the MSCI EAFE Index, the Russell 3000 Indexviii and the Lifestyle Allocation 100% Composite Benchmarkix, returned 39.68%, 35.05% and 36.73%, respectively, for the same period. The Lipper Multi-Cap Core Funds Category Average2 returned 36.67% over the same time frame.

Performance Snapshot as of January 31, 2010
(Excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 100%:
Class A	7.91%	34.46%
Class B	7.45%	33.50%
Class C	7.58%	33.84%
MSCI EAFE Index	6.93%	39.68%
Russell 3000 Index	10.16%	35.05%
Lifestyle Allocation 100% Composite Benchmark	9.32%	36.73%
Lipper Multi-Cap Core Funds Category Average[2]	9.70%	36.67%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range3 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2009, as supplemented September 21, 2009, the gross total operating expense ratios for Class A, Class B and Class C shares were 1.94%, 3.02% and 2.24%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.80% for Class A shares, 1.55% for Class B shares and 1.55% for Class C shares until at least May 31, 2010.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 100%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 833 funds for the six-month period and among the 793 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

2	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Allocation 85%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 85% seeks capital appreciation by investing 85% of its assets in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2010, Class A shares of Legg Mason Lifestyle Allocation 85%, excluding sales charges, returned 35.53%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index and the Lifestyle Allocation 85% Composite Benchmarkx, returned 8.51%, 35.05% and 34.68%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average2 returned 29.20% over the same time frame.

Performance Snapshot as of January 31, 2010
(Excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 85%:
Class A	8.69%	35.53%
Class B	8.28%	34.45%
Class C	8.47%	34.84%
Class I	9.05%	35.87%
Barclays Capital U.S. Aggregate Index	3.87%	8.51%
Russell 3000 Index	10.16%	35.05%
Lifestyle Allocation 85% Composite Benchmark	9.06%	34.68%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	8.03%	29.20%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range3 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2009, as supplemented September 21, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.60%, 2.52%, 1.91% and 1.61%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.55% for Class C shares and 0.55% for Class I shares until at least May 31, 2010.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 85%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 658 funds for the six-month period and among the 636 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Lifestyle Series 2010 Annual Report	3

Funds overview (cont’d)

Legg Mason Lifestyle Allocation 70%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 70% seeks long-term growth of capital by investing 70% of its assets in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2010, Class A shares of Legg Mason Lifestyle Allocation 70%, excluding sales charges, returned 35.13%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index and the Lifestyle Allocation 70% Composite Benchmarkxi, returned 8.51%, 35.05% and 30.21%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average2 returned 29.20% over the same time frame.

Performance Snapshot as of January 31, 2010
(Excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 70%:
Class A	9.32%	35.13%
Class B	8.91%	34.17%
Class C	9.10%	34.55%
Class I	9.52%	35.58%
Barclays Capital U.S. Aggregate Index	3.87%	8.51%
Russell 3000 Index	10.16%	35.05%
Lifestyle Allocation 70% Composite Benchmark	8.35%	30.21%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	8.03%	29.20%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity markets in general, and, to a lesser degree, the fixed-income markets, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range3 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2009, as supplemented September 21, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.45%, 2.38%, 1.87% and 1.34%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.55% for Class C shares and 0.55% for Class I shares until at least May 31, 2010.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 70%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 658 funds for the six-month period and among the 636 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

4	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Allocation 50%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 50% seeks a balance of growth of capital and income by investing 50% of its assets in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2010, Class A shares of Legg Mason Lifestyle Allocation 50%, excluding sales charges, returned 34.37%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 50% Composite Benchmarkxii, returned 8.51%, 34.81% and 25.31%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Moderate Funds Category Average2 returned 26.08% over the same time frame.

Performance Snapshot as of January 31, 2010
(Excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 50%:
Class A	10.13%	34.37%
Class B	9.67%	33.27%
Class C	9.78%	33.54%
Barclays Capital U.S. Aggregate Index	3.87%	8.51%
Russell 1000 Index	10.27%	34.81%
Lifestyle Allocation 50% Composite Benchmark	7.52%	25.31%
Lipper Mixed-Asset Target Allocation Moderate Funds Category Average[2]	7.58%	26.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range3 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2009, as supplemented September 21, 2009, the gross total operating expense ratios for Class A, Class B and Class C shares were 1.24%, 2.15% and 1.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 50%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 531 funds for the six-month period and among the 514 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Lifestyle Series 2010 Annual Report	5

Funds overview (cont’d)

Legg Mason Lifestyle Allocation 30%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 30% seeks income as a primary objective and long-term growth of capital as a secondary objective by investing 30% of its assets in underlying funds that invest principally in equity securities and 70% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2010, Class A shares of Legg Mason Lifestyle Allocation 30%, excluding sales charges, returned 32.98%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 30% Composite Benchmarkxiii, returned 8.51%, 34.81% and 20.77%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Conservative Funds Category Average2 returned 21.91% over the same time frame.

Performance Snapshot as of January 31, 2010
(Excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 30%:
Class A	10.68%	32.98%
Class B	10.35%	32.09%
Class C	10.30%	32.37%
Barclays Capital U.S. Aggregate Index	3.87%	8.51%
Russell 1000 Index	10.27%	34.81%
Lifestyle Allocation 30% Composite Benchmark	6.76%	20.77%
Lipper Mixed-Asset Target Allocation Conservative Funds Category Average[2]	7.07%	21.91%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the different sectors of the fixed-income markets and, to a lesser degree, the equity markets. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range3 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2009, as supplemented September 21, 2009, the gross total operating expense ratios for Class A, Class B and Class C shares were 1.22%, 1.89% and 1.71%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 30%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 451 funds for the six-month period and among the 443 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

6	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Income Fund

Target Asset Allocation1

Legg Mason Lifestyle Income Fund seeks high current income by investing 10% of its assets in underlying funds that invest principally in equity securities and 90% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2010, Class A shares of Legg Mason Lifestyle Income Fund, excluding sales charges, returned 32.82%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 1000 Index, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexxiv and the Lifestyle Income Fund Composite Benchmarkxv, returned 8.51%, 34.81%, 50.80% and 16.83%, respectively, for the same period. The Lipper General Bond Funds Category Average2 returned 13.43% over the same time frame.

Performance Snapshot as of January 31, 2010
(Excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Income Fund:
Class A	11.77%	32.82%
Class B	11.40%	32.13%
Class C	11.34%	32.11%
Barclays Capital U.S. Aggregate Index	3.87%	8.51%
Russell 1000 Index	10.27%	34.81%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index	15.90	50.80%
Lifestyle Income Fund Composite Benchmark	6.29%	16.83%
Lipper General Bond Funds Category Average[2]	5.31%	13.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the different sectors of the fixed-income markets and, to a lesser degree, the equity markets. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range3 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2009, as supplemented September 21, 2009, the gross total operating expense ratios for Class A, Class B and Class C shares were 1.39%, 2.09% and 1.95%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.80% for Class A shares, 1.30% for Class B shares and 1.25% for Class C shares until at least May 31, 2010.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Income Fund. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 63 funds for the six-month period and among the 55 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Lifestyle Series 2010 Annual Report	7

Funds overview (cont’d)

Q. What were the leading contributors and detractors to performance?

A. Given the fact that stock markets performed better than bond markets during the twelve months ended January 31, 2010, the mixed-asset Funds with higher allocations to underlying stock funds performed better, in absolute terms, than the Funds with higher allocations to underlying bond funds.

Every single one of the underlying funds generated strong positive performance for the reporting period, so they all contributed positively to absolute performance. Taking into account both the underlying fund returns and their weightings within the portfolios, the leading contributors to absolute performance for the reporting period were Western Asset Core Plus Bond Portfolio, Western Asset Absolute Return Portfolio and Western Asset High Yield Portfolio. The funds that made the smallest positive contribution to absolute performance (again, taking into account underlying fund weightings as well as returns) were Legg Mason ClearBridge Aggressive Growth Fund, Legg Mason ClearBridge Mid Cap Core Fund and Legg Mason ClearBridge Small Cap Growth Fund.

Among the underlying funds, the leaders in terms of outperforming their respective benchmarks were Western Asset Core Plus Bond Portfolio and Western Asset Absolute Return Portfolio. Both funds significantly outperformed the Barclays Capital U.S. Aggregate Index. The underlying funds which most underperformed their respective benchmarks were Legg Mason Batterymarch International Equity Trust, Legg Mason ClearBridge Mid Cap Core Fund and Legg Mason Batterymarch U.S. Large Cap Equity Fund. All three funds were up strongly in absolute terms, but underperformed their respective benchmarks by fairly wide margins.

Thank you for your investment in the Lifestyle Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Funds’ investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Andrew Purdy

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

February 16, 2010

8	Legg Mason Lifestyle Series 2010 Annual Report

RISKS: Mutual funds are subject to risk, including possible loss of principal. Equity securities are subject to price fluctuation, and small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. High-yield securities involve risks beyond those inherent in higher-rated investments. Fixed-income securities are subject to interest rate, credit, inflation and reinvestment risk. As interest rates rise, the value of fixed-income securities falls. There are additional risks and other expenses associated with investing in other mutual funds rather than directly in portfolio securities. Certain of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Certain of the underlying funds may engage in short selling, which is a speculative strategy that involves special risks. Please see the Funds’ prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

iii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

[v]

The Barclays Capital U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued U.S. corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Barclays Capital U.S. Treasury Index is a measure of the public obligations of the U.S. Treasury.

viii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Lifestyle Allocation 100% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 55% Russell 1000 Index, 25% Russell 2000 Index and 20% MSCI EAFE Index.

[x]

The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

xi

The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

xii

The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays Capital U.S. Aggregate Index and 7% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

xiii

The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Barclays Capital U.S. Aggregate Index and 10% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

xiv

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xv

The Lifestyle Income Fund Composite Benchmark is a hypothetical representation of the Fund’s major asset classes. It consists of 75% Barclays Capital U.S. Aggregate Index, 15% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index and 10% Russell 1000 Index.

Legg Mason Lifestyle Series 2010 Annual Report	9

Funds at a glance (unaudited)

Legg Mason Lifestyle Allocation 100% Breakdown (%) as of — January 31, 2010†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
15.1 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information technology Industrials Financials Consumer staples Health care
14.8 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information technology Health care Consumer discretionary Financials Energy
9.9 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Materials Consumer discretionary Consumer staples
9.9 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Financials Consumer discretionary Information technology Industrials Health care
9.9 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Financials Information technology Consumer discretionary Health care Industrials
9.0 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Information technology Financials Consumer discretionary Health care Utilities
8.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), Class IS Shares	Information technology Financials Energy Industrials Consumer discretionary
8.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health care Energy Consumer discretionary Information technology Industrials
7.6 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural resources Financial intermediaries Industrial products Consumer services Industrial services
7.4 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	Information technology Health care Consumer discretionary Industrials Energy

†	Subject to change at any time.

10	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Allocation 85% Breakdown (%) as of — January 31, 2010†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
13.7 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information technology Health care Consumer discretionary Financials Energy
13.1 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information technology Industrials Financials Consumer staples Health care
9.5 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Financials Consumer discretionary Information technology Industrials Health care
9.5 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Materials Consumer discretionary Consumer staples
7.2 Western Asset Funds, Inc. — Western Asset Absolute Return Portfolio, Institutional Select Class Shares	Corporate bonds and notes U.S. government and agency obligations Mortgage-backed securities Loan participations and assignments Asset-backed securities
7.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	Information technology Health care Consumer discretionary Industrials Energy
7.1 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural resources Financial intermediaries Industrial products Consumer services Industrial services
5.9 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health care Energy Consumer discretionary Information technology Industrials
5.8 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Information technology Financials Consumer discretionary Health care Utilities

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
5.7 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), Class IS Shares	Information technology Financials Energy Industrials Consumer discretionary
5.2 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Institutional Select Class Shares	Corporate bonds and notes Yankee bonds Loan participations and assignments Preferred stocks Common stocks and equity interests
5.1 Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	U.S. government agency mortgage-backed securities Corporate bonds and notes U.S. government and agency obligations Mortgage-backed securities Yankee bonds
5.0 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Financials Information technology Consumer discretionary Health care Industrials

Legg Mason Lifestyle Series 2010 Annual Report	11

Funds at a glance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 70% Breakdown (%) as of — January 31, 2010†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
15.5 Western Asset Funds Inc. — Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	U.S. government agency mortgage-backed securities Corporate bonds and notes U.S. government and agency obligations Mortgage-backed securities Yankee bonds
12.5 Western Asset Funds, Inc. — Western Asset Absolute Return Portfolio, Institutional Select Class Shares	Corporate bonds and notes U.S. government and agency obligations Mortgage-backed securities Loan participations and assignments Asset-backed securities
10.9 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information technology Industrials Financials Consumer staples Health care
10.7 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information technology Health care Consumer discretionary Financials Energy
7.0 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Financials Consumer discretionary Information technology Industrials Health care
7.0 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Materials Consumer discretionary Consumer staples
5.8 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health care Energy Consumer discretionary Information technology Industrials
5.7 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Information technology Financials Consumer discretionary Health care Utilities

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
5.7 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), Class IS Shares	Information technology Financials Energy Industrials Consumer discretionary
5.2 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Institutional Select Class Shares	Corporate bonds and notes Yankee bonds Loan participations and assignments Preferred stocks Common stocks and equity interests
4.8 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Financials Information technology Consumer discretionary Health care Industrials
4.6 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	Information technology Health care Consumer discretionary Industrials Energy
4.6 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural resources Financial intermediaries Industrial products Consumer services Industrial services

12	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Allocation 50% Breakdown (%) as of — January 31, 2010†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
30.8 Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	U.S. government agency mortgage-backed securities Corporate bonds and notes U.S. government and agency obligations Mortgage-backed securities Yankee bonds
15.4 Western Asset Funds, Inc. — Western Asset Absolute Return Portfolio, Institutional Select Class Shares	Corporate bonds and notes U.S. government and agency obligations Mortgage-backed securities Loan participations and assignments Asset-backed securities
7.2 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Institutional Select Class Shares	Corporate bonds and notes Yankee bonds Loan participations and assignments Preferred stocks Common stocks and equity interests
6.6 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information technology Health care Consumer discretionary Financials Energy
5.9 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information technology Industrials Financials Consumer staples Health care
4.9 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Financials Information technology Consumer discretionary Health care Industrials
4.7 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health care Energy Consumer discretionary Information technology Industrials
4.7 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Information technology Financials Consumer discretionary Health care Utilities

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
4.6 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), Class IS Shares	Information technology Financials Energy Industrials Consumer discretionary
4.5 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Financials Consumer discretionary Information technology Industrials Health care
4.5 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Materials Consumer discretionary Consumer staples
3.1 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	Information technology Health care Consumer discretionary Industrials Energy
3.1 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural resources Financial intermediaries Industrial products Consumer services Industrial services

Legg Mason Lifestyle Series 2010 Annual Report	13

Funds at a glance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 30% Breakdown (%) as of — January 31, 2010†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
45.7 Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	U.S. government agency mortgage-backed securities Corporate bonds and notes U.S. government and agency obligations Mortgage-backed securities Yankee bonds
17.3 Western Asset Funds, Inc. — Western Asset Absolute Return Portfolio, Institutional Select Class Shares	Corporate bonds and notes U.S. government and agency obligations Mortgage-backed securities Loan participations and assignments Asset-backed securities
10.1 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Institutional Select Class Shares	Corporate bonds and notes Yankee bonds Loan participations and assignments Preferred stocks Common stocks and equity interests
5.9 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information technology Industrials Financials Consumer staples Health care
5.8 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information technology Health care Consumer discretionary Financials Energy
5.1 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Materials Consumer discretionary Consumer staples
3.9 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Information technology Financials Consumer discretionary Health care Utilities
3.3 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural resources Financial intermediaries Industrial products Consumer services Industrial services

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
2.9 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Financials Information technology Consumer discretionary Health care Industrials

14	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Income Fund Breakdown (%) as of — January 31, 2010†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
60.3 Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	U.S. government agency mortgage-backed securities Corporate bonds and notes U.S. government and agency obligations Mortgage-backed securities Yankee bonds
17.1 Western Asset Funds, Inc. — Western Asset Absolute Return Portfolio, Institutional Select Class Shares	Corporate bonds and notes U.S. government and agency obligations Mortgage-backed securities Loan participations and assignments Asset-backed securities
14.9 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Institutional Select Class Shares	Corporate bonds and notes Yankee bonds Loan participations and assignments Preferred stocks Common stocks and equity interests
4.8 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information technology Industrials Financials Consumer staples Health care
2.9 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Information technology Financials Consumer discretionary Health care Utilities

†	Subject to change at any time.

Legg Mason Lifestyle Series 2010 Annual Report	15

Funds expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2009 and held for the six months ended January 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
Legg Mason Lifestyle Allocation 100%	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratios[3]	Expenses Paid During the Period[4]
Class A	7.91%	$1,000.00	$1,079.10	0.76%	$3.98
Class B	7.45	1,000.00	1,074.50	1.52	7.95
Class C	7.58	1,000.00	1,075.80	1.39	7.27

[1]	For the six months ended January 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 100%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,021.37	0.76%	$3.87
Class B	5.00	1,000.00	1,017.54	1.52	7.73
Class C	5.00	1,000.00	1,018.20	1.39	7.07

[1]	For the six months ended January 31, 2010.

[2]	Does not include expenses of the Underlying Funds in which the Fund invests.

[3]

Expenses (net of expense reimbursements) are equal to the class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

16	Legg Mason Lifestyle Series 2010 Annual Report

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2009 and held for the six months ended January 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
Legg Mason Lifestyle Allocation 85%	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratios[3]	Expenses Paid During the Period[4]
Class A	8.69%	$1,000.00	$1,086.90	0.75%	$3.95
Class B	8.28	1,000.00	1,082.80	1.47	7.72
Class C	8.47	1,000.00	1,084.70	1.21	6.36
Class I	9.05	1,000.00	1,090.50	0.18	0.95

[1]	For the six months ended January 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 85%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,021.42	0.75%	$3.82
Class B	5.00	1,000.00	1,017.80	1.47	7.48
Class C	5.00	1,000.00	1,019.11	1.21	6.16
Class I	5.00	1,000.00	1,024.30	0.18	0.92

[1]	For the six months ended January 31, 2010.

[2]	Does not include expenses of the Underlying Funds in which the Fund invests.

[3]

Expenses (net of expense reimbursements) are equal to the class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Lifestyle Series 2010 Annual Report	17

Funds expenses (unaudited) (cont’d)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2009 and held for the six months ended January 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
Legg Mason Lifestyle Allocation 70%	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratios[3]	Expenses Paid During the Period[4]
Class A	9.32%	$1,000.00	$1,093.20	0.67%	$3.53
Class B	8.91	1,000.00	1,089.10	1.49	7.85
Class C	9.10	1,000.00	1,091.00	1.19	6.27
Class I	9.52	1,000.00	1,095.20	0.38	2.01

[1]	For the six months ended January 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 70%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,021.83	0.67%	$3.41
Class B	5.00	1,000.00	1,017.69	1.49	7.58
Class C	5.00	1,000.00	1,019.21	1.19	6.06
Class I	5.00	1,000.00	1,023.29	0.38	1.94

[1]	For the six months ended January 31, 2010.

[2]	Does not include expenses of the Underlying Funds in which the Fund invests.

[3]

Expenses (net of expense reimbursements) are equal to the each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

18	Legg Mason Lifestyle Series 2010 Annual Report

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/ or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2009 and held for the six months ended January 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
Legg Mason Lifestyle Allocation 50%	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	10.13%	$1,000.00	$1,101.30	0.57%	$3.02
Class B	9.67	1,000.00	1,096.70	1.45	7.66
Class C	9.78	1,000.00	1,097.80	1.23	6.50

[1]	For the six months ended January 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 50%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,022.33	0.57%	$2.91
Class B	5.00	1,000.00	1,017.90	1.45	7.37
Class C	5.00	1,000.00	1,019.00	1.23	6.26

[1]	For the six months ended January 31, 2010.

[2]	Does not include expenses of the Underlying Funds in which the Fund invests.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Lifestyle Series 2010 Annual Report	19

Funds expenses (unaudited) (cont’d)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2009 and held for the six months ended January 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
Legg Mason Lifestyle Allocation 30%	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratios[3]	Expenses Paid During the Period[4]
Class A	10.68%	$1,000.00	$1,106.80	0.62%	$3.29
Class B	10.35	1,000.00	1,103.50	1.26	6.68
Class C	10.30	1,000.00	1,103.00	1.23	6.52

[1]	For the six months ended January 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 30%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,022.08	0.62%	$3.16
Class B	5.00	1,000.00	1,018.85	1.26	6.41
Class C	5.00	1,000.00	1,019.00	1.23	6.26

[1]	For the six months ended January 31, 2010.

[2]	Does not include expenses of the Underlying Funds in which the Fund invests.

[3]

Expenses (net of expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

20	Legg Mason Lifestyle Series 2010 Annual Report

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2009 and held for the six months ended January 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”

Based on actual total return[1]
Legg Mason Lifestyle Income Fund	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratios[3]	Expenses Paid During the Period[4]
Class A	11.77%	$1,000.00	$1,117.70	0.71%	$3.79
Class B	11.40	1,000.00	1,114.00	1.30	6.93
Class C	11.34	1,000.00	1,113.40	1.24	6.61

[1]	For the six months ended January 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may be representative of the total return for the year. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
Legg Mason Lifestyle Income Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,021.63	0.71%	$3.62
Class B	5.00	1,000.00	1,018.65	1.30	6.61
Class C	5.00	1,000.00	1,018.95	1.24	6.31

[1]	For the six months ended January 31, 2010.

[2]	Does not include expenses of the Underlying Funds in which the Fund invests.

[3]

Expenses (net of expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Lifestyle Series 2010 Annual Report	21

Funds performance (unaudited)

Legg Mason Lifestyle Allocation 100%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C
Twelve Months Ended 1/31/10	34.46%	33.50%	33.84%
Inception* through 1/31/10	-9.70	-10.35	-10.27

With sales charges[2]	Class A	Class B	Class C
Twelve Months Ended 1/31/10	26.64%	28.50%	32.84%
Inception* through 1/31/10	-11.43	-10.92	-10.27

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 12/29/06 through 1/31/10)	-27.05%
Class B (Inception date of 12/29/06 through 1/31/10)	-28.65
Class C (Inception date of 12/29/06 through 1/31/10)	-28.47

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is December 29, 2006.

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 100% vs. Benchmark Indices† — December 29, 2006 - January 2010

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 100% at inception on December 29, 2006, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and a CDSC of 5.00% (which applies if redemption occurs within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred) for Class B shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2010. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 100% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 55% Russell 1000 Index, 25% Russell 2000 Index and 20% MSCI EAFE Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

22	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Allocation 85%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/10	35.53%	34.45%	34.84%	35.87%
Five Years Ended 1/31/10	-0.60	-1.34	-1.10	N/A
Ten Years Ended 1/31/10	-0.87	-1.45	-1.44	N/A
Inception* through 1/31/10	3.24	2.77	2.58	26.19

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/10	27.79%	29.45%	33.84%	35.87%
Five Years Ended 1/31/10	-1.76	-1.51	-1.10	N/A
Ten Years Ended 1/31/10	-1.45	-1.45	-1.44	N/A
Inception* through 1/31/10	2.80	2.77	2.58	26.19

Cumulative total returns
Without sales charges[1]
Class A (1/31/00 through 1/31/10)	-8.32%
Class B (1/31/00 through 1/31/10)	-13.57
Class C (1/31/00 through 1/31/10)	-13.46
Class I (Inception date of 12/16/08 through 1/31/10)	29.94

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 5, 1996. Inception date for Class I shares is December 16, 2008.

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 85% vs. Benchmark Indices† — January 2000 - January 2010

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 85% on January 31, 2000, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2010. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

Legg Mason Lifestyle Series 2010 Annual Report	23

Funds performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 70%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/10	35.13%	34.17%	34.55%	35.58%
Five Years Ended 1/31/10	0.50	-0.26	-0.01	N/A
Ten Years Ended 1/31/10	0.10	-0.50	-0.49	N/A
Inception* through 1/31/10	3.47	3.03	2.82	-7.28

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/10	27.35%	29.17%	33.55%	35.58%
Five Years Ended 1/31/10	-0.69	-0.45	-0.01	N/A
Ten Years Ended 1/31/10	-0.49	-0.50	-0.49	N/A
Inception* through 1/31/10	3.03	3.03	2.82	-7.28

Cumulative total returns
Without sales charges[1]
Class A (1/31/00 through 1/31/10)	1.02%
Class B (1/31/00 through 1/31/10)	-4.85
Class C (1/31/00 through 1/31/10)	-4.75
Class I (Inception date of 10/2/07 through 1/31/10)	-16.16

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the investments of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 5, 1996. Inception date for Class I shares is October 2, 2007.

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 70% vs. Benchmark Indices† — January 2000 - January 2010

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 70% on January 31, 2000, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2010. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

24	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Allocation 50%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C
Twelve Months Ended 1/31/10	34.37%	33.27%	33.54%
Five Years Ended 1/31/10	1.73	0.91	1.13
Ten Years Ended 1/31/10	2.96	2.33	2.30

With sales charges[2]	Class A	Class B	Class C
Twelve Months Ended 1/31/10	26.65%	28.27%	32.54%
Five Years Ended 1/31/10	0.54	0.74	1.13
Ten Years Ended 1/31/10	2.35	2.33	2.30

Cumulative total returns
Without sales charges[1]
Class A (1/31/00 through 1/31/10)	33.81%
Class B (1/31/00 through 1/31/10)	25.87
Class C (1/31/00 through 1/31/10)	25.47

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including return of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 50% vs. Benchmark Indices† — January 2000 - January 2010

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 50% on January 31, 2000, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2010. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays Capital U.S. Aggregate Index and 7% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Lifestyle Series 2010 Annual Report	25

Funds performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 30%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C
Twelve Months Ended 1/31/10	32.98%	32.09%	32.37%
Five Years Ended 1/31/10	2.60	2.02	2.16
Ten Years Ended 1/31/10	3.82	3.39	3.34

With sales charges[2]	Class A	Class B	Class C
Twelve Months Ended 1/31/10	27.37%	27.59%	31.37%
Five Years Ended 1/31/10	1.71	1.85	2.16
Ten Years Ended 1/31/10	3.37	3.39	3.34

Cumulative total returns
Without sales charges[1]
Class A (1/31/00 through 1/31/10)	45.47%
Class B (1/31/00 through 1/31/10)	39.52
Class C (1/31/00 through 1/31/10)	38.94

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. The CDSC declines by 0.50% the first year after purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 30% vs. Benchmark Indices† — January 2000 - January 2010

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 30% on January 31, 2000, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2010. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Barclays Capital U.S. Aggregate Index and 10% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

26	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Income Fund

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C
Twelve Months Ended 1/31/10	32.82%	32.13%	32.11%
Five Years Ended 1/31/10	3.90	3.40	3.44
Ten Years Ended 1/31/10	4.52	4.10	4.04

With sales charges[2]	Class A	Class B	Class C
Twelve Months Ended 1/31/10	27.11%	27.63%	31.11%
Five Years Ended 1/31/10	3.00	3.23	3.44
Ten Years Ended 1/31/10	4.06	4.10	4.04

Cumulative total returns
Without sales charges[1]
Class A (1/31/00 through 1/31/10)	55.53%
Class B (1/31/00 through 1/31/10)	49.41
Class C (1/31/00 through 1/31/10)	48.55

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Income Fund vs. Benchmark Indices† — January 2000 - January 2010

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Income Fund on January 31, 2000, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2010. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Lifestyle Income Fund Composite Benchmark is a hypothetical representation of the Fund’s major asset classes. It consists of 75% Barclays Capital U.S. Aggregate Index, 15% Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index and 10% Russell 1000 Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Lifestyle Series 2010 Annual Report	27

Schedules of investments

January 31, 2010

Legg Mason Lifestyle Allocation 100%

Description	Shares	Value
Investments in Underlying Funds — 99.9%
Legg Mason Capital Management Value Trust, Inc., Class I Shares	163,291	$6,709,644
Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	631,587	7,414,832
Legg Mason Partners Equity Trust
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	1,242,305	11,068,937
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	65,165	6,091,632	*
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	939,086	11,259,642
Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), Class IS Shares	514,112	6,107,649
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	420,026	7,379,861	*
Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	421,921	5,573,581	*
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	974,887	7,379,896
The Royce Fund — Royce Value Fund, Institutional Class Shares	579,702	5,681,079	*
Total Investments in Underlying Funds before Short-Term Investment (Cost — $80,733,537)		74,666,753

Security	Face Amount	Value
Short-Term Investment — 0.2%
Repurchase Agreement — 0.2%
Interest in $75,444,000 joint tri-party repurchase agreement dated 1/29/10 with Barclays Capital Inc., 0.100% due 2/1/10; Proceeds at maturity — $141,001; (Fully collateralized by various U.S. government obligations, 3.250% to 3.500% due 5/31/16 to 2/15/18; Market value — $143,820) (Cost — $141,000)	$141,000	141,000
Total Investments — 100.1% (Cost — $80,874,537#)		74,807,753
Liabilities in Excess of Other Assets — (0.1)%		(37,484)
Total Net Assets — 100.0%		$74,770,269

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $89,257,620.

See Notes to Financial Statements.

28	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Allocation 85%

Description	Shares	Value
Investments in Underlying Funds — 100.1%
Legg Mason Capital Management Value Trust, Inc., Class I Shares	737,155	$30,289,719
Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	4,218,949	49,530,461
Legg Mason Partners Equity Trust
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	8,052,019	71,743,490
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	330,003	30,848,651	*
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	5,724,244	68,633,686
Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), Class IS Shares	2,513,426	29,859,503
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	1,473,316	25,886,160	*
Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	2,835,946	37,462,848	*
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	6,564,612	49,694,111
The Royce Fund — Royce Value Fund, Institutional Class Shares	3,790,690	37,148,761	*
Western Asset Funds, Inc.
Western Asset Absolute Return Portfolio, Institutional Select Class Shares	3,816,753	37,862,189
Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	2,553,020	26,398,228
Western Asset High Yield Portfolio, Institutional Select Class Shares	3,209,648	27,346,204
Total Investments before Short-Term Investment (Cost — $575,553,910)		522,704,011

Security	Face Amount	Value
Short-Term Investment — 0.0%
Repurchase Agreement — 0.0%
Interest in $499,996,000 joint tri-party repurchase agreement dated 1/29/10 with RBS Securities Inc., 0.110% due 2/1/10; Proceeds at maturity — $40,000; (Fully collateralized by various U.S. government & agency obligations, 0.000% to 3.625% due 2/26/10 to 2/15/39; Market value — $40,800) (Cost — $40,000)	$40,000	40,000
Total Investments — 100.1% (Cost — $575,593,910#)		522,744,011
Liabilities in Excess of Other Assets — (0.1)%		(769,030)
Total Net Assets — 100.0%		$521,974,981

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $609,317,110.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	29

Schedules of investments (cont’d)

January 31, 2010

Legg Mason Lifestyle Allocation 70%

Description	Shares	Value
Investments in Underlying Funds — 99.9%
Legg Mason Capital Management Value Trust, Inc., Class I Shares	603,848	$24,812,120
Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	2,591,652	30,425,994
Legg Mason Partners Equity Trust
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	5,211,995	46,438,878
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	270,190	25,257,335	*
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	3,964,885	47,538,971
Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), Class IS Shares	2,069,122	24,581,171
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	1,193,523	20,970,207	*
Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	1,532,182	20,240,122	*
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	4,028,100	30,492,714
The Royce Fund — Royce Value Fund, Institutional Class Shares	2,059,494	20,183,044	*
Western Asset Funds, Inc.
Western Asset Absolute Return Portfolio, Institutional Select Class Shares	5,467,423	54,236,839
Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	6,537,940	67,602,296
Western Asset High Yield Portfolio, Institutional Select Class Shares	2,642,516	22,514,233
Total Investments in Underlying Funds before Short-Term Investment (Cost — $479,192,542)		435,293,924

Security	Face Amount	Value
Short-Term Investment — 0.3%
Repurchase Agreement — 0.3%
Interest in $200,000,000 joint tri-party repurchase agreement dated 1/29/10 with Deutche Bank Securities Inc., 0.110% due 2/1/10; Proceeds at maturity — $1,341,012; (Fully collateralized by various U.S. government obligations, 0.000% to 1.625% due 2/3/10 to 7/27/11; Market value — $1,367,820) (Cost — $1,341,000)	$1,341,000	1,341,000
Total Investments — 100.2% (Cost — $480,533,542#)		436,634,924
Liabilities in Excess of Other Assets — (0.2)%		(791,844)
Total Net Assets — 100.0%		$435,843,080

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $507,888,180.

See Notes to Financial Statements.

30	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Allocation 50%

Description	Shares	Value
Investments in Underlying Funds — 100.0%
Legg Mason Capital Management Value Trust, Inc., Class I Shares	313,815	$12,894,656
Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	1,060,717	12,452,813
Legg Mason Partners Equity Trust
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	2,050,833	18,272,921
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	140,637	13,146,702	*
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	1,373,176	16,464,380
Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), Class IS Shares	1,081,192	12,844,564
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	777,618	13,662,743	*
Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	659,071	8,706,332	*
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	1,657,775	12,549,353
The Royce Fund — Royce Value Fund, Institutional Class Shares	881,324	8,636,978	*
Western Asset Funds, Inc.
Western Asset Absolute Return Portfolio, Institutional Select Class Shares	4,294,321	42,599,663
Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	8,259,659	85,404,878
Western Asset High Yield Portfolio, Institutional Select Class Shares	2,332,839	19,875,788
Total Investments in Underlying Funds before Short-Term Investment (Cost — $283,308,589)		277,511,771

Security	Face Amount	Value
Short-Term Investment — 0.1%
Repurchase Agreement — 0.1%
Interest in $75,444,000 joint tri-party repurchase agreement dated 1/29/10 with Barclays Capital Inc., 0.100% due 2/1/10; Proceeds at maturity — $370,003; (Fully collateralized by various U.S. government agency obligations, 3.250% to 3.500% due 5/31/16 to 2/15/18; Market value — $377,400) (Cost — $370,000)	$370,000	370,000
Total Investments — 100.1% (Cost — $283,678,589#)		277,881,771
Liabilities in Excess of Other Assets — (0.1)%		(221,948)
Total Net Assets — 100.0%		$277,659,823

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $304,465,170.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	31

Schedules of investments (cont’d)

January 31, 2010

Legg Mason Lifestyle Allocation 30%

Description	Shares	Value
Investments in Underlying Funds — 99.9%
Legg Mason Capital Management Value Trust, Inc., Class I Shares	91,810	$3,772,469
Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	427,988	5,024,582
Legg Mason Partners Equity Trust
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	632,277	5,633,592
Legg Mason ClearBridge Appreciation Fund, Class IS Shares	475,379	5,699,788
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	158,617	2,786,896	*
The Royce Fund — Royce Value Fund, Institutional Class Shares	330,278	3,236,728	*
Western Asset Funds, Inc.
Western Asset Absolute Return Portfolio, Institutional Select Class Shares	1,692,688	16,791,460
Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	4,300,425	44,466,399
Western Asset High Yield Portfolio, Institutional Select Class Shares	1,150,527	9,802,494
Total Investments in Underlying Funds before Short-Term Investment (Cost — $95,902,251)		97,214,408

Security	Face Amount	Value
Short-Term Investment — 0.1%
Repurchase Agreement — 0.1%
Interest in $200,000,000 joint tri-party repurchase agreement dated 1/29/10 with Deutsche Bank Securities Inc., 0.110% due 2/1/10; Proceeds at maturity — $124,001; (Fully collateralized by various U.S. government obligations, 0.000% to 1.625% due 2/3/10 to 7/27/11; Market value — $126,480) (Cost — $124,000)	$124,000	124,000
Total Investments — 100.0% (Cost — $96,026,251#)		97,338,408
Liabilities in Excess of Other Assets — 0.0%		(2,096)
Total Net Assets — 100.0%		$97,336,312

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $103,672,851.

See Notes to Financial Statements.

32	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Income Fund

Description	Shares	Value
Investments in Underlying Funds — 99.9%
Legg Mason Capital Management Value Trust, Inc., Class I Shares	26,101	$1,072,494
Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	149,068	1,787,320
Western Asset Funds, Inc.
Western Asset Absolute Return Portfolio, Institutional Select Class Shares	635,278	6,301,962
Western Asset Core Plus Bond Portfolio, Institutional Select Class Shares	2,155,002	22,282,725
Western Asset High Yield Portfolio, Institutional Select Class Shares	648,523	5,525,416
Total Investments in Underlying Funds before Short-Term Investment (Cost — $34,990,366)		36,969,917

Security	Face Amount	Value
Short-Term Investment — 0.1%
Repurchase Agreement — 0.1%
Interest in $499,996,000 joint tri-party repurchase agreement dated 1/29/10 with RBS Securities Inc., 0.110% due 2/1/10; Proceeds at maturity — $27,000; (Fully collateralized by various U.S. government & agency obligations, 0.000% to 3.625% due 2/26/10 to 2/15/39; Market value — $27,540) (Cost — $27,000)	$27,000	27,000
Total Investments — 100.0% (Cost — $35,017,366#)		36,996,917
Other Assets in Excess of Liabilities — 0.0%		394
Total Net Assets — 100.0%		$36,997,311

#	Aggregate cost for federal income tax purposes is $38,126,452.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	33

Statements of assets and liabilities

January 31, 2010

	Legg Mason Lifestyle Allocation 100%	Legg Mason Lifestyle Allocation 85%	Legg Mason Lifestyle Allocation 70%

Assets:
Investments, at cost	$80,874,537	$575,593,910	$480,533,542
Investments, at value	74,807,753	522,744,011	436,634,924
Cash	984	70	102
Receivable for Fund shares sold	163,792	510,187	318,998
Receivable from investment manager	3,207	5,975	3
Receivable for Underlying Funds sold	—	433,082	365,468
Prepaid expenses	24,305	33,111	28,852
Total Assets	75,000,041	523,726,436	437,348,347

Liabilities:
Payable for Underlying Funds purchased	71,064	13,789	13,616
Payable for Fund shares repurchased	46,717	1,273,510	1,047,224
Distribution fees payable	29,553	180,641	152,649
Trustees’ fees payable	751	4,245	4,078
Distributions payable	—	—	—
Accrued expenses	81,687	279,270	287,700
Total Liabilities	229,772	1,751,455	1,505,267
Total Net Assets	$74,770,269	$521,974,981	$435,843,080

Net Assets:
Par value (Note 7)	$94	$479	$394
Paid-in capital in excess of par value	94,427,687	620,584,176	532,054,541
Undistributed net investment income	15,358	19,498	983,038
Accumulated net realized loss on Underlying Funds	(13,606,086)	(45,779,273)	(53,296,275)
Net unrealized appreciation (depreciation) on Underlying Funds	(6,066,784)	(52,849,899)	(43,898,618)
Total Net Assets	$74,770,269	$521,974,981	$435,843,080

Shares Outstanding:
Class A	6,979,307	38,573,185	31,758,403
Class B	1,825,386	8,076,607	6,137,117
Class C	569,540	1,206,546	1,521,568
Class I	—	752	3,867

Net Asset Value:
Class A (and redemption price)	$7.99	$11.02	$11.02
Class B*	$7.93	$10.44	$11.19
Class C*	$7.95	$10.55	$11.19
Class I (and redemption price)	—	$10.99	$11.00
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%, 5.75% and 5.75%, respectively)	$8.48	$11.69	$11.69

*	Redemption price per share is NAV of Class B and C shares reduced by 5.00% and a 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

34	Legg Mason Lifestyle Series 2010 Annual Report

	Legg Mason Lifestyle Allocation 50%	Legg Mason Lifestyle Allocation 30%	Legg Mason Lifestyle Income Fund

Assets:
Investments, at cost	$283,678,589	$96,026,251	$35,017,366
Investments, at value	277,881,771	97,338,408	36,996,917
Cash	129	518	917
Receivable for Fund shares sold	467,076	167,080	56,849
Receivable from investment manager	24,595	227	1,091
Receivable for Underlying Funds sold	11,078	26,172	51,854
Prepaid expenses	30,962	25,203	22,885
Total Assets	278,415,611	97,557,608	37,130,513

Liabilities:
Payable for Underlying Funds purchased	145,309	1,244	3,992
Payable for Fund shares repurchased	342,897	114,896	51,533
Distribution fees payable	96,170	28,098	10,381
Trustees’ fees payable	2,381	1,093	404
Distributions payable	—	—	1,209
Accrued expenses	169,031	75,965	65,683
Total Liabilities	755,788	221,296	133,202
Total Net Assets	$277,659,823	$97,336,312	$36,997,311

Net Assets:
Par value (Note 7)	$262	$92	$38
Paid-in capital in excess of par value	323,971,036	110,076,745	45,144,618
Undistributed net investment income	907,827	156,399	375,577
Accumulated net realized loss on Underlying Funds	(41,422,484)	(14,209,081)	(10,502,473)
Net unrealized appreciation (depreciation) on Underlying Funds	(5,796,818)	1,312,157	1,979,551
Total Net Assets	$277,659,823	$97,336,312	$36,997,311

Shares Outstanding:
Class A	21,097,226	7,570,192	3,184,534
Class B	3,816,971	1,255,410	505,735
Class C	1,260,702	333,127	116,903
Class I	—	—	—

Net Asset Value:
Class A (and redemption price)	$10.55	$10.60	$9.70
Class B*	$10.84	$10.78	$9.82
Class C*	$10.87	$10.76	$9.80
Class I (and redemption price)	—	—	—
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%, 4.25% and 4.25%, respectively)	$11.19	$11.07	$10.13

*	Redemption price per share is NAV of Class B and C shares reduced by 5.00% (4.50% for the Allocation 30% and Income Fund) and a 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	35

Statements of operations

For the Year Ended January 31, 2010

	Legg Mason Lifestyle Allocation 100%	Legg Mason Lifestyle Allocation 85%	Legg Mason Lifestyle Allocation 70%

Investment Income:
Income distributions from Underlying Funds	$818,967	$11,158,935	$12,296,564
Short-term capital gains distributions from Underlying Funds	—	294,666	811,704
Interest	415	2,696	2,643
Total Investment Income	819,382	11,456,297	13,110,911

Expenses:
Transfer agent fees (Note 5)	381,909	2,288,085	1,491,649
Distribution fees (Note 5)	292,744	1,873,901	1,605,369
Registration fees	49,527	71,308	63,439
Audit and tax	25,100	29,300	32,096
Legal fees	24,115	39,992	40,186
Shareholder reports (Note 5)	22,958	78,812	136,092
Trustees’ fees	6,307	45,151	39,928
Insurance	2,243	11,132	7,859
Custody fees	542	507	574
Miscellaneous expenses	4,636	5,596	4,997
Total Expenses	810,081	4,443,784	3,422,189
Less: Expense reimbursements (Notes 2 and 5)	(180,799)	(170,958)	(43,651)
Net Expenses	629,282	4,272,826	3,378,538
Net Investment Income	190,100	7,183,471	9,732,373

Realized and Unrealized Gain (Loss) on Underlying Funds (Notes 1 and 3):
Net Realized Loss on Sale of Underlying Funds	(5,499,765)	(24,367,684)	(26,471,324)
Change in Net Unrealized Appreciation/Depreciation on Underlying Funds	23,656,809	155,871,020	133,030,772
Net Gain on Underlying Funds	18,157,044	131,503,336	106,559,448
Increase in Net Assets from Operations	$18,347,144	$138,686,807	$116,291,821

See Notes to Financial Statements.

36	Legg Mason Lifestyle Series 2010 Annual Report

	Legg Mason Lifestyle Allocation 50%	Legg Mason Lifestyle Allocation 30%	Legg Mason Lifestyle Income Fund

Investment Income:
Income distributions from Underlying Funds	$10,272,804	$4,694,923	$2,190,367
Short-term capital gains distributions from Underlying Funds	1,024,517	545,241	273,726
Interest	1,753	518	263
Total Investment Income	11,299,074	5,240,682	2,464,356

Expenses:
Transfer agent fees (Note 5)	659,873	188,599	74,426
Distribution fees (Note 5)	1,008,729	294,609	109,966
Registration fees	51,067	54,379	48,167
Audit and tax	30,699	29,400	25,000
Legal fees	31,042	25,883	12,558
Shareholder reports (Note 5)	95,121	37,653	8,364
Trustees’ fees	23,040	8,102	2,355
Insurance	6,623	3,230	1,848
Custody fees	490	506	151
Miscellaneous expenses	4,711	3,711	4,392
Total Expenses	1,911,395	646,072	287,227
Less: Expense reimbursements (Notes 2 and 5)	(25,888)	(1,653)	(13,403)
Net Expenses	1,885,507	644,419	273,824
Net Investment Income	9,413,567	4,596,263	2,190,532

Realized and Unrealized Gain (Loss) on Underlying Funds (Notes 1 and 3):
Net Realized Loss on Sale of Underlying Funds	(22,863,797)	(8,038,847)	(2,238,339)
Change in Net Unrealized Appreciation/Depreciation on Underlying Funds	84,799,367	27,681,117	9,204,898
Net Gain on Underlying Funds	61,935,570	19,642,270	6,966,559
Increase in Net Assets From Operations	$71,349,137	$24,238,533	$9,157,091

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	37

Statements of changes in net assets

Legg Mason Lifestyle Allocation 100%

For the Years Ended January 31,	2010	2009

Operations:
Net investment income	$190,100	$238,926
Net realized loss	(5,499,765)	(7,746,556)
Change in net unrealized appreciation/depreciation	23,656,809	(23,448,093)
Increase (Decrease) in Net Assets From Operations	18,347,144	(30,955,723)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(385,014)	(14,003)
Net realized gains	—	(1,529,237)
Decrease in Net Assets from Distributions to Shareholders	(385,014)	(1,543,240)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	19,285,366	44,717,604
Reinvestment of distributions	383,412	1,480,611
Cost of shares repurchased	(13,896,597)	(12,530,283)
Increase in Net Assets From Fund Share Transactions	5,772,181	33,667,932
Increase in Net Assets	23,734,311	1,168,969

Net Assets:
Beginning of year	51,035,958	49,866,989
End of year*	$74,770,269	$51,035,958
* Includes undistributed net investment income of:	$15,358	$210,272

See Notes to Financial Statements.

38	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Allocation 85%

For the Years Ended January 31,	2010	2009

Operations:
Net investment income	$7,183,471	$8,088,962
Net realized gain (loss)	(24,367,684)	4,702,696
Change in net unrealized appreciation/depreciation	155,871,020	(256,062,838)
Increase (Decrease) in Net Assets From Operations	138,686,807	(243,271,180)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,650,064)	(8,000,045)
Net realized gains	—	(52,822,356)
Decrease in Net Assets from Distributions to Shareholders	(7,650,064)	(60,822,401)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	66,399,157	109,826,226
Reinvestment of distributions	7,634,444	60,567,652
Cost of shares repurchased	(81,731,790)	(111,952,290)
Increase (Decrease) in Net Assets From Fund Share Transactions	(7,698,189)	58,441,588
Increase (Decrease) in Net Assets	123,338,554	(245,651,993)

Net Assets:
Beginning of year	398,636,427	644,288,420
End of year*	$521,974,981	$398,636,427
* Includes undistributed net investment income of:	$19,498	$486,091

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	39

Statements of changes in net assets (cont’d)

Legg Mason Lifestyle Allocation 70%

For the Years Ended January 31,	2010	2009

Operations:
Net investment income	$9,732,373	$10,521,089
Net realized loss	(26,471,324)	(18,675,772)
Change in net unrealized appreciation/depreciation	133,030,772	(172,129,762)
Increase (Decrease) in Net Assets From Operations	116,291,821	(180,284,445)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,600,047)	(11,100,010)
Decrease in Net Assets from Distributions to Shareholders	(9,600,047)	(11,100,010)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	52,359,025	87,271,454
Reinvestment of distributions	9,571,542	11,055,339
Cost of shares repurchased	(78,219,863)	(111,541,517)
Decrease in Net Assets From Fund Share Transactions	(16,289,296)	(13,214,724)
Increase (Decrease) in Net Assets	90,402,478	(204,599,179)

Net Assets:
Beginning of year	345,440,602	550,039,781
End of year*	$435,843,080	$345,440,602
* Includes undistributed net investment income of:	$983,038	$850,712

See Notes to Financial Statements.

40	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Allocation 50%

For the Years Ended January 31,	2010	2009

Operations:
Net investment income	$9,413,567	$9,745,883
Net realized loss	(22,863,797)	(17,240,517)
Change in net unrealized appreciation/depreciation	84,799,367	(82,699,510)
Increase (Decrease) in Net Assets From Operations	71,349,137	(90,194,144)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,237,019)	(8,754,624)
Net realized gains	—	(9,909,709)
Decrease in Net Assets from Distributions to Shareholders	(10,237,019)	(18,664,333)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	46,808,655	62,550,972
Reinvestment of distributions	10,176,180	18,411,817
Cost of shares repurchased	(61,385,084)	(85,802,026)
Decrease in Net Assets From Fund Share Transactions	(4,400,249)	(4,839,237)
Increase (Decrease) in Net Assets	56,711,869	(113,697,714)

Net Assets:
Beginning of year	220,947,954	334,645,668
End of year*	$277,659,823	$220,947,954
* Includes undistributed net investment income of:	$907,827	$1,731,279

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	41

Statements of changes in net assets (cont’d)

Legg Mason Lifestyle Allocation 30%

For the Years Ended January 31,	2010	2009

Operations:
Net investment income	$4,596,263	$4,381,519
Net realized loss	(8,038,847)	(4,819,452)
Change in net unrealized appreciation/depreciation	27,681,117	(24,129,849)
Increase (Decrease) in Net Assets From Operations	24,238,533	(24,567,782)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,534,018)	(4,628,983)
Decrease in Net Assets from Distributions to Shareholders	(4,534,018)	(4,628,983)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	18,042,811	27,191,738
Reinvestment of distributions	4,526,152	4,572,287
Cost of shares repurchased	(23,198,754)	(33,612,259)
Decrease in Net Assets From Fund Share Transactions	(629,791)	(1,848,234)
Increase (Decrease) in Net Assets	19,074,724	(31,044,999)

Net Assets:
Beginning of year	78,261,588	109,306,587
End of year*	$97,336,312	$78,261,588
* Includes undistributed net investment income of:	$156,399	$94,154

See Notes to Financial Statements.

42	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Income Fund

For the Years Ended January 31,	2010	2009

Operations:
Net investment income	$2,190,532	$1,821,210
Net realized loss	(2,238,339)	(1,757,138)
Change in net unrealized appreciation/depreciation	9,204,898	(6,477,798)
Increase (Decrease) in Net Assets From Operations	9,157,091	(6,413,726)

Distributions To Shareholders From (Notes 1 and 6):
Net investment income	(2,119,988)	(1,700,146)
Decrease in Net Assets from Distributions to Shareholders	(2,119,988)	(1,700,146)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	9,624,204	7,952,315
Reinvestment of distributions	2,100,422	1,620,436
Cost of shares repurchased	(10,591,499)	(12,624,140)
Increase (Decrease) in Net Assets From Fund Share Transactions	1,133,127	(3,051,389)
Increase (Decrease) in Net Assets	8,170,230	(11,165,261)

Net Assets:
Beginning of year	28,827,081	39,992,342
End of year*	$36,997,311	$28,827,081
* Includes undistributed net investment income of:	$375,577	$305,033

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	43

Financial highlights

Legg Mason Lifestyle Allocation 100%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2010	2009	2008[2]	2007[2,3]

Net asset value, beginning of year	$5.99	$10.61	$11.50	$11.40

Income (loss) from operations:
Net investment income (loss)[4]	0.03	0.06	0.13	(0.00)	[5]
Net realized and unrealized gain (loss)	2.03	(4.44)	(0.93)	0.10
Total income (loss) from operations	2.06	(4.38)	(0.80)	0.10

Less distributions from:
Net investment income	(0.06)	(0.00) [5]	(0.07)	—
Net realized gains	—	(0.24)	(0.02)	—
Total distributions	(0.06)	(0.24)	(0.09)	—

Net asset value, end of year	$7.99	$5.99	$10.61	$11.50
Total return[6]	34.46%	(42.19)%	(6.97)%	0.88%

Net assets, end of year (000s)	$55,770	$37,263	$33,051	$428

Ratios to average net assets:
Gross expenses[7]	1.01%	1.06%	1.34%[8]	116.13%[9]
Net expenses[7,10,11]	0.78	0.76 [12]	0.80 [8,12]	0.80	[9]
Net investment income (loss)[4]	0.48	0.67	1.16	(0.22)	[9]

Portfolio turnover rate	14%	38%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	For the period December 29, 2006 (inception date) to January 31, 2007.

[4]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[9]	Annualized.

[10]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

44	Legg Mason Lifestyle Series 2010 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class B Shares[1]	2010	2009	2008[2]	2007[2,3]

Net asset value, beginning of year	$5.94	$10.60	$11.50	$11.40

Income (loss) from operations:
Net investment income (loss)[4]	(0.02)	(0.01)	0.03	(0.01)
Net realized and unrealized gain (loss)	2.01	(4.41)	(0.91)	0.11
Total income (loss) from operations	1.99	(4.42)	(0.88)	0.10

Less distributions from:
Net realized gains	—	(0.24)	(0.02)	—
Total distributions	—	(0.24)	(0.02)	—

Net asset value, end of year	$7.93	$5.94	$10.60	$11.50
Total return[5]	33.50%	(42.63)%	(7.66)%	0.88%

Net assets, end of year (000s)	$14,472	$9,122	$8,339	$499

Ratios to average net assets:
Gross expenses[6]	2.09%	2.15%	2.42%[7]	116.88%[8]
Net expenses[6,9,10]	1.53	1.53 [11]	1.55 [7,11]	1.55 [8]
Net investment income (loss)[4]	(0.26)	(0.15)	0.30	(1.24) [8]

Portfolio turnover rate	14%	38%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	For the period December 29, 2006 (inception date) to January 31, 2007.

[4]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[5]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]	Annualized.

[9]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.55% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	45

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 100%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2010	2009	2008[2]	2007[2,3]

Net asset value, beginning of year	$5.94	$10.60	$11.50	$11.40

Income (loss) from operations:
Net investment loss[4]	(0.01)	(0.02)	(0.01)	(0.00)	[5]
Net realized and unrealized gain (loss)	2.02	(4.40)	(0.87)	0.10
Total income (loss) from operations	2.01	(4.42)	(0.88)	0.10

Less distributions from:
Net realized gains	—	(0.24)	(0.02)	—
Total distributions	—	(0.24)	(0.02)	—

Net asset value, end of year	$7.95	$5.94	$10.60	$11.50
Total return[6]	33.84%	(42.63)%	(7.66)%	0.88%

Net assets, end of year (000s)	$4,528	$4,538	$8,477	$895

Ratios to average net assets:
Gross expenses[7]	1.35%	1.35%	1.96%[8]	116.88%[9]
Net expenses[7,10,11]	1.35	1.35 [12]	1.54 [8,12]	1.55	[9]
Net investment loss[4]	(0.21)	(0.21)	(0.08)	(0.42)	[9]

Portfolio turnover rate	14%	38%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	For the period December 29, 2006 (inception date) to January 31, 2007.

[4]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[9]	Annualized.

[10]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.55% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

46	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$8.26	$15.00	$16.52	$15.36	$13.80

Income (loss) from operations:
Net investment income (loss)[3]	0.17	0.20	0.23	0.06	(0.00) [4]
Net realized and unrealized gain (loss)	2.77	(5.57)	(0.89)	1.14	1.56
Total income (loss) from operations	2.94	(5.37)	(0.66)	1.20	1.56

Less distributions from:
Net investment income	(0.18)	(0.18)	(0.20)	(0.04)	—
Net realized gains	—	(1.19)	(0.66)	—	—
Total distributions	(0.18)	(1.37)	(0.86)	(0.04)	—

Net asset value, end of year	$11.02	$8.26	$15.00	$16.52	$15.36
Total return[5]	35.53%	(37.58)%	(4.41)%	7.82%	11.30%

Net assets, end of year (000s)	$424,907	$317,256	$492,744	$491,940	$464,856

Ratios to average net assets:
Gross expenses[6]	0.79%	0.79%	0.85%[7]	0.90%[8]	1.03%
Net expenses[6,9,10]	0.77	0.73 [11]	0.78 [7,11]	0.81 [8]	0.80
Net investment income (loss)[3]	1.66	1.64	1.37	0.37	(0.01)

Portfolio turnover rate	15%	41%	15%	79%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.85% and 0.77%, respectively.

[9]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	47

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$7.83	$14.32	$15.80	$14.76	$13.36

Income (loss) from operations:
Net investment income (loss)[3]	0.08	0.09	0.09	(0.06)	(0.11)
Net realized and unrealized gain (loss)	2.62	(5.28)	(0.82)	1.10	1.51
Total income (loss) from operations	2.70	(5.19)	(0.73)	1.04	1.40

Less distributions from:
Net investment income	(0.09)	(0.11)	(0.09)	—	—
Net realized gains	—	(1.19)	(0.66)	—	—
Total distributions	(0.09)	(1.30)	(0.75)	—	—

Net asset value, end of year	$10.44	$7.83	$14.32	$15.80	$14.76
Total return[4]	34.45%	(38.07)%	(5.06)%	7.05%	10.48%

Net assets, end of year (000s)	$84,327	$70,232	$127,665	$159,423	$200,934

Ratios to average net assets:
Gross expenses[5]	1.62%	1.63%	1.67%[6]	1.67%[7]	1.81%
Net expenses[5,8,9]	1.51	1.52 [10]	1.51 [6,10]	1.53 [7]	1.55
Net investment income (loss)[3]	0.87	0.79	0.55	(0.39)	(0.78)

Portfolio turnover rate	15%	41%	15%	79%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.63% and 1.49%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.55% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

48	Legg Mason Lifestyle Series 2010 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$7.92	$14.46	$15.94	$14.87	$13.44

Income (loss) from operations:
Net investment income (loss)[3]	0.11	0.13	0.12	(0.03)	(0.08)
Net realized and unrealized gain (loss)	2.65	(5.34)	(0.82)	1.10	1.51
Total income (loss) from operations	2.76	(5.21)	(0.70)	1.07	1.43

Less distributions from:
Net investment income	(0.13)	(0.14)	(0.12)	—	—
Net realized gains	—	(1.19)	(0.66)	—	—
Total distributions	(0.13)	(1.33)	(0.78)	—	—

Net asset value, end of year	$10.55	$7.92	$14.46	$15.94	$14.87
Total return[4]	34.84%	(37.85)%	(4.82)%	7.20%	10.64%

Net assets, end of year (000s)	$12,733	$11,147	$23,879	$29,079	$36,142

Ratios to average net assets:
Gross expenses[5]	1.18%	1.15%	1.29%[6]	1.37%[7]	1.39%
Net expenses[5,8]	1.18	1.15 [9]	1.29 [6,9]	1.34 [7,10]	1.39
Net investment income (loss)[3]	1.18	1.08	0.75	(0.19)	(0.61)

Portfolio turnover rate	15%	41%	15%	79%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.30%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.55% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	49

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2010	2009[2]

Net asset value, beginning of year	$8.26	$8.82

Income (loss) from operations:
Net investment income[3]	0.28	0.09
Net realized and unrealized gain (loss)	2.69	(0.47)
Total income (loss) from operations	2.97	(0.38)

Less distributions from:
Net investment income	(0.24)	(0.18)
Total distributions	(0.24)	(0.18)

Net asset value, end of year	$10.99	$8.26
Total return[4]	35.87%	(4.37)%

Net assets, end of year (000s)	$8	$1

Ratios to average net assets:
Gross expenses[5]	0.80%	5.84%[6]
Net expenses[5,7,8]	0.25	0.53 [6,9]
Net investment income[3]	2.69	8.99 [6]

Portfolio turnover rate	15%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 16, 2008 (inception date) to January 31, 2009.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.55% until at least May 31, 2010.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

50	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$8.35	$12.96	$13.52	$12.73	$11.89

Income (loss) from operations:
Net investment income[3]	0.26	0.27	0.32	0.18	0.13
Net realized and unrealized gain (loss)	2.67	(4.59)	(0.59)	0.81	0.84
Total income (loss) from operations	2.93	(4.32)	(0.27)	0.99	0.97

Less distributions from:
Net investment income	(0.26)	(0.29)	(0.29)	(0.20)	(0.13)
Total distributions	(0.26)	(0.29)	(0.29)	(0.20)	(0.13)

Net asset value, end of year	$11.02	$8.35	$12.96	$13.52	$12.73
Total return[4]	35.13%	(33.50)%	(2.10)%	7.77%	8.14%

Net assets, end of year (000s)	$350,121	$270,592	$413,780	$411,242	$393,641

Ratios to average net assets:
Gross expenses[5]	0.70%	0.64%	0.76%[6]	0.81%[7]	0.86%
Net expenses[5,8]	0.70	0.64 [9,10]	0.75 [6,9,10]	0.79 [7,9]	0.80 [9]
Net investment income[3]	2.61	2.43	2.33	1.44	1.04

Portfolio turnover rate	17%	31%	16%	92%	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.75%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	51

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$8.46	$13.12	$13.67	$12.87	$12.02

Income (loss) from operations:
Net investment income[3]	0.18	0.18	0.20	0.08	0.03
Net realized and unrealized gain (loss)	2.71	(4.63)	(0.57)	0.81	0.85
Total income (loss) from operations	2.89	(4.45)	(0.37)	0.89	0.88

Less distributions from:
Net investment income	(0.16)	(0.21)	(0.18)	(0.09)	(0.03)
Total distributions	(0.16)	(0.21)	(0.18)	(0.09)	(0.03)

Net asset value, end of year	$11.19	$8.46	$13.12	$13.67	$12.87
Total return[4]	34.17%	(34.06)%	(2.78)%	6.92%	7.32%

Net assets, end of year (000s)	$68,651	$59,592	$107,908	$137,020	$184,791

Ratios to average net assets:
Gross expenses[5]	1.58%	1.47%	1.57%[6]	1.60%[7]	1.65%
Net expenses[5,8,9]	1.52	1.46 [10]	1.51 [6,10]	1.54 [7]	1.55
Net investment income[3]	1.75	1.54	1.46	0.64	0.27

Portfolio turnover rate	17%	31%	16%	92%	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56 % and 1.51%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.55% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.
[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

52	Legg Mason Lifestyle Series 2010 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$8.47	$13.12	$13.69	$12.89	$12.03

Income (loss) from operations:
Net investment income[3]	0.21	0.22	0.24	0.11	0.05
Net realized and unrealized gain (loss)	2.72	(4.63)	(0.60)	0.81	0.86
Total income (loss) from operations	2.93	(4.41)	(0.36)	0.92	0.91

Less distributions from:
Net investment income	(0.21)	(0.24)	(0.21)	(0.12)	(0.05)
Total distributions	(0.21)	(0.24)	(0.21)	(0.12)	(0.05)

Net asset value, end of year	$11.19	$8.47	$13.12	$13.69	$12.89
Total return[4]	34.55%	(33.76)%	(2.68)%	7.15%	7.54%

Net assets, end of year (000s)	$17,028	$15,232	$28,324	$29,502	$35,251

Ratios to average net assets:
Gross expenses[5]	1.17%	1.11%	1.30%[6]	1.35%[7]	1.38%
Net expenses[5,8]	1.17	1.11 [9]	1.30 [6,9]	1.32 [7,10]	1.38
Net investment income[3]	2.08	1.88	1.74	0.88	0.45

Portfolio turnover rate	17%	31%	16%	92%	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.29%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.55% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	53

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2010	2009	2008[2]

Net asset value, beginning of year	$8.33	$12.94	$14.26

Income (loss) from operations:
Net investment income[3]	0.29	0.29	0.23
Net realized and unrealized gain (loss)	2.67	(4.60)	(1.22)
Total income (loss) from operations	2.96	(4.31)	(0.99)

Less distributions from:
Net investment income	(0.29)	(0.30)	(0.33)
Total distributions	(0.29)	(0.30)	(0.33)

Net asset value, end of year	$11.00	$8.33	$12.94
Total return[4]	35.58%	(33.47)%	(7.05)%

Net assets, end of year (000s)	$43	$25	$28

Ratios to average net assets:
Gross expenses[5]	0.48%	0.93%	0.66%[6,7]
Net expenses[5,8,9]	0.44	0.55 [10]	0.46 [6,7,10]
Net investment income[3]	2.92	2.63	5.15 [6]

Portfolio turnover rate	17%	31%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 2, 2007 (inception date) to January 31, 2008.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.55% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

54	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$8.20	$12.10	$12.90	$12.26	$11.95

Income (loss) from operations:
Net investment income[3]	0.38	0.37	0.41	0.29	0.22
Net realized and unrealized gain (loss)	2.38	(3.57)	(0.45)	0.66	0.31
Total income (loss) from operations	2.76	(3.20)	(0.04)	0.95	0.53

Less distributions from:
Net investment income	(0.41)	(0.34)	(0.39)	(0.31)	(0.22)
Net realized gains	—	(0.36)	(0.37)	—	—
Total distributions	(0.41)	(0.70)	(0.76)	(0.31)	(0.22)

Net asset value, end of year	$10.55	$8.20	$12.10	$12.90	$12.26
Total return[4]	34.37%	(27.69)%	(0.48)%	7.85%	4.49%

Net assets, end of year (000s)	$222,590	$172,244	$249,747	$245,674	$235,924

Ratios to average net assets:
Gross expenses[5]	0.60%	0.56%	0.68%[6]	0.72%[7]	0.73%
Net expenses[5,8]	0.59 [9]	0.56 [10]	0.68 [6,10]	0.70 [7,9]	0.73
Net investment income[3]	3.96	3.57	3.19	2.37	1.86

Portfolio turnover rate	22%	32%	19%	86%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.67%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	55

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$8.41	$12.40	$13.20	$12.54	$12.21

Income (loss) from operations:
Net investment income[3]	0.29	0.29	0.30	0.19	0.13
Net realized and unrealized gain (loss)	2.46	(3.67)	(0.45)	0.68	0.32
Total income (loss) from operations	2.75	(3.38)	(0.15)	0.87	0.45

Less distributions from:
Net investment income	(0.32)	(0.25)	(0.28)	(0.21)	(0.12)
Net realized gains	—	(0.36)	(0.37)	—	—
Total distributions	(0.32)	(0.61)	(0.65)	(0.21)	(0.12)

Net asset value, end of year	$10.84	$8.41	$12.40	$13.20	$12.54
Total return[4]	33.27%	(28.35)%	(1.27)%	7.00%	3.71%

Net assets, end of year (000s)	$41,369	$36,012	$60,243	$75,776	$108,455

Ratios to average net assets:
Gross expenses[5]	1.50%	1.40%	1.52%[6]	1.52%[7]	1.52%
Net expenses[5,8]	1.48 [9]	1.40 [10]	1.51 [6,9,10]	1.48 [7,9]	1.52
Net investment income[3]	3.03	2.67	2.29	1.53	1.03

Portfolio turnover rate	22%	32%	19%	86%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.
[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.46%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.55% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

56	Legg Mason Lifestyle Series 2010 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$8.44	$12.43	$13.23	$12.57	$12.23

Income (loss) from operations:
Net investment income[3]	0.32	0.31	0.33	0.22	0.15
Net realized and unrealized gain (loss)	2.46	(3.67)	(0.45)	0.67	0.33
Total income (loss) from operations	2.78	(3.36)	(0.12)	0.89	0.48

Less distributions from:
Net investment income	(0.35)	(0.27)	(0.31)	(0.23)	(0.14)
Net realized gains	—	(0.36)	(0.37)	—	—
Total distributions	(0.35)	(0.63)	(0.68)	(0.23)	(0.14)

Net asset value, end of year	$10.87	$8.44	$12.43	$13.23	$12.57
Total return[4]	33.54%	(28.09)%	(1.07)%	7.15%	3.93%

Net assets, end of year (000s)	$13,701	$12,103	$23,946	$26,921	$33,608

Ratios to average net assets:
Gross expenses[5]	1.20%	1.14%	1.29%[6]	1.34%[7]	1.36%
Net expenses[5,8]	1.20	1.14 [9]	1.29 [6,9]	1.31 [7,10]	1.36
Net investment income[3]	3.30	2.84	2.52	1.73	1.21

Portfolio turnover rate	22%	32%	19%	86%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.31% and 1.28%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.55% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	57

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$8.40	$11.44	$11.81	$11.48	$11.46

Income (loss) from operations:
Net investment income[3]	0.52	0.47	0.49	0.37	0.33
Net realized and unrealized gain (loss)	2.20	(3.01)	(0.38)	0.34	0.02
Total income (loss) from operations	2.72	(2.54)	0.11	0.71	0.35

Less distributions from:
Net investment income	(0.52)	(0.50)	(0.48)	(0.38)	(0.33)
Total distributions	(0.52)	(0.50)	(0.48)	(0.38)	(0.33)

Net asset value, end of year	$10.60	$8.40	$11.44	$11.81	$11.48
Total return[4]	32.98%	(22.69)%	0.84%	6.31%	3.13%

Net assets, end of year (000s)	$80,223	$63,539	$85,817	$80,005	$75,890

Ratios to average net assets:
Gross expenses[5]	0.63%	0.62%	0.75%[6]	0.75%[7]	0.75%
Net expenses[5,8]	0.63	0.62 [9,10]	0.73 [6,9,10]	0.73 [7,10]	0.75
Net investment income[3]	5.41	4.63	4.17	3.23	2.87

Portfolio turnover rate	26%	37%	17%	92%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.72% and 0.71%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

58	Legg Mason Lifestyle Series 2010 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$8.54	$11.62	$11.98	$11.65	$11.62

Income (loss) from operations:
Net investment income[3]	0.46	0.42	0.42	0.31	0.27
Net realized and unrealized gain (loss)	2.23	(3.06)	(0.37)	0.34	0.03
Total income (loss) from operations	2.69	(2.64)	0.05	0.65	0.30

Less distributions from:
Net investment income	(0.45)	(0.44)	(0.41)	(0.32)	(0.27)
Total distributions	(0.45)	(0.44)	(0.41)	(0.32)	(0.27)

Net asset value, end of year	$10.78	$8.54	$11.62	$11.98	$11.65
Total return[4]	32.09%	(23.11)%	0.37%	5.65%	2.62%

Net assets, end of year (000s)	$13,528	$11,881	$18,078	$22,559	$32,756

Ratios to average net assets:
Gross expenses[5]	1.28%	1.16%	1.33%[6]	1.28%[7]	1.28%
Net expenses[5,8]	1.27 [9]	1.16 [9,10]	1.29 [6,9,10]	1.25 [7,9]	1.28
Net investment income[3]	4.73	4.03	3.53	2.67	2.31

Portfolio turnover rate	26%	37%	17%	92%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.25% and 1.23%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.30% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	59

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$8.52	$11.60	$11.97	$11.63	$11.59

Income (loss) from operations:
Net investment income[3]	0.48	0.43	0.44	0.32	0.28
Net realized and unrealized gain (loss)	2.23	(3.05)	(0.39)	0.34	0.04
Total income (loss) from operations	2.71	(2.62)	0.05	0.66	0.32

Less distributions from:
Net investment income	(0.47)	(0.46)	(0.42)	(0.32)	(0.28)
Total distributions	(0.47)	(0.46)	(0.42)	(0.32)	(0.28)

Net asset value, end of year	$10.76	$8.52	$11.60	$11.97	$11.63
Total return[4]	32.37%	(22.99)%	0.38%	5.80%	2.77%

Net assets, end of year (000s)	$3,585	$2,842	$5,412	$5,849	$7,303

Ratios to average net assets:
Gross expenses[5]	1.16%	0.97%	1.17%[6]	1.25%[7]	1.16%
Net expenses[5,8]	1.15 [9]	0.97 [10]	1.17 [6,10]	1.22 [7,9]	1.16
Net investment income[3]	4.92	4.11	3.68	2.72	2.42

Portfolio turnover rate	26%	37%	17%	92%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.22% and 1.20%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.25% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

60	Legg Mason Lifestyle Series 2010 Annual Report

Legg Mason Lifestyle Income Fund

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$7.79	$9.95	$10.27	$10.19	$10.36

Income (loss) from operations:
Net investment income[3]	0.60	0.49	0.54	0.48	0.43
Net realized and unrealized gain (loss)	1.89	(2.19)	(0.34)	0.09	(0.19)
Total income (loss) from operations	2.49	(1.70)	0.20	0.57	0.24

Less distributions from:
Net investment income	(0.58)	(0.46)	(0.52)	(0.49)	(0.41)
Total distributions	(0.58)	(0.46)	(0.52)	(0.49)	(0.41)

Net asset value, end of year	$9.70	$7.79	$9.95	$10.27	$10.19
Total return[4]	32.82%	(17.45)%	1.96%	5.75%	2.42%

Net assets, end of year (000s)	$30,887	$23,811	$31,696	$34,371	$36,992

Ratios to average net assets:
Gross expenses[5]	0.77%	0.89%	1.11%[6]	0.86%[7]	0.82%
Net expenses[5,8,9]	0.74	0.79 [10]	0.79 [6,10]	0.81 [7]	0.80
Net investment income[3]	6.81	5.54	5.29	4.70	4.18

Portfolio turnover rate	31%	29%	31%	76%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.83% and 0.79%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	61

Financial highlights (cont’d)

Legg Mason Lifestyle Income Fund

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$7.88	$10.06	$10.38	$10.29	$10.45

Income (loss) from operations:
Net investment income[3]	0.55	0.45	0.49	0.43	0.38
Net realized and unrealized gain (loss)	1.92	(2.21)	(0.34)	0.10	(0.18)
Total income (loss) from operations	2.47	(1.76)	0.15	0.53	0.20

Less distributions from:
Net investment income	(0.53)	(0.42)	(0.47)	(0.44)	(0.36)
Total distributions	(0.53)	(0.42)	(0.47)	(0.44)	(0.36)

Net asset value, end of year	$9.82	$7.88	$10.06	$10.38	$10.29
Total return[4]	32.13%	(17.84)%	1.43%	5.27%	1.97%

Net assets, end of year (000s)	$4,964	$4,199	$6,854	$8,743	$12,992

Ratios to average net assets:
Gross expenses[5]	1.42%	1.50%	1.83%[6]	1.43%[7]	1.44%
Net expenses[5,8,9]	1.30	1.27 [10]	1.29 [6,10]	1.29 [7]	1.30
Net investment income[3]	6.24	4.92	4.74	4.22	3.63

Portfolio turnover rate	31%	29%	31%	76%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40% and 1.27%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.30% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

62	Legg Mason Lifestyle Series 2010 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2010	2009	2008[2]	2007[2]	2006[2]

Net asset value, beginning of year	$7.87	$10.05	$10.37	$10.28	$10.44

Income (loss) from operations:
Net investment income[3]	0.56	0.46	0.50	0.44	0.38
Net realized and unrealized gain (loss)	1.91	(2.21)	(0.35)	0.09	(0.17)
Total income (loss) from operations	2.47	(1.75)	0.15	0.53	0.21

Less distributions from:
Net investment income	(0.54)	(0.43)	(0.47)	(0.44)	(0.37)
Total distributions	(0.54)	(0.43)	(0.47)	(0.44)	(0.37)

Net asset value, end of year	$9.80	$7.87	$10.05	$10.37	$10.28
Total return[4]	32.11%	(17.80)%	1.48%	5.32%	2.03%

Net assets, end of year (000s)	$1,146	$817	$1,442	$1,775	$2,602

Ratios to average net assets:
Gross expenses[5]	1.37%	1.66%	1.86%[6]	1.49%[7]	1.50%
Net expenses[5,8,9]	1.24	1.20 [10]	1.24 [6,10]	1.24 [7]	1.25
Net investment income[3]	6.31	5.03	4.82	4.27	3.69

Portfolio turnover rate	31%	29%	31%	76%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.46% and 1.22%, respectively.

[8]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.25% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2010 Annual Report	63

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%) (“Allocation 100%”), Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%) (“Allocation 85%”), Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%) (“Allocation 70%”), Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%) (“Allocation 50%”), Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%) (“Allocation 30%”), and Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund) (“Income Fund”) (collectively, the “Funds”) are separate non-diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Funds invest in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”). The financial statements and financial highlights of the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value, the Funds value these securities at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Funds adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

64	Legg Mason Lifestyle Series 2010 Annual Report

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Allocation 100%
Investments in underlying funds†	$74,666,753	—	—	$74,666,753
Short-term investment†	—	$141,000	—	141,000
Total investments	$74,666,753	$141,000	—	$74,807,753

†	See Schedule of Investments for additional detailed categorizations.

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Allocation 85%
Investments in underlying funds†	$522,704,011	—	—	$522,704,011
Short-term investment†	—	$40,000	—	40,000
Total investments	$522,704,011	$40,000	—	$522,744,011

†	See Schedule of Investments for additional detailed categorizations.

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Allocation 70%
Investments in underlying funds†	$435,293,924	—	—	$435,293,924
Short-term investment†	—	$1,341,000	—	1,341,000
Total investments	$435,293,924	$1,341,000	—	$436,634,924

†	See Schedule of Investments for additional detailed categorizations.

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Allocation 50%
Investments in underlying funds†	$277,511,771	—	—	$277,511,771
Short-term investment†	—	$370,000	—	370,000
Total investments	$277,511,771	$370,000	—	$277,881,771

†	See Schedule of Investments for additional detailed categorizations.

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Allocation 30%
Investments in underlying funds†	$97,214,408	—	—	$97,214,408
Short-term investment†	—	$124,000	—	124,000
Total investments	$97,214,408	$124,000	—	$97,338,408

†	See Schedule of Investments for additional detailed categorizations.

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Lifestyle Income
Investments in underlying funds†	$36,969,917	—	—	$36,969,917
Short-term investment†	—	$27,000	—	27,000
Total investments	$36,969,917	$27,000	—	$36,996,917

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Lifestyle Series 2010 Annual Report	65

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Funds may enter into repurchase agreements with institutions that their investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian, acting on the Funds’ behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Funds generally have the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Funds seek to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions and short-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend as investment income. Interest income is recorded on an accrual basis. Long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. The Allocation 100%, Allocation 85% and Allocation 70% Funds distribute net investment income and capital gains, if any, at least annually. The Allocation 50% and Allocation 30% Funds distribute net investment income quarterly and capital gains, if any, at least annually. The Income Fund distributes net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance agreements. The Funds have an arrangement with their custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Funds’ cash deposit with the bank.

(g) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with requirements imposed by the Code. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2010, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Funds had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Fund’s investment manager and Legg Mason Global Asset Allocation, LLC (“LMGAA”) is each Fund’s subadviser. LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason. Under the investment management agreement, the Funds do not pay a management fee.

66	Legg Mason Lifestyle Series 2010 Annual Report

During the year ended January 31, 2010, Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50% Funds’ Class A, Class B, Class C and Class I shares had contractual expense limitations in place of 0.80%, 1.55%, 1.55% and 0.55%, respectively, of the average daily net assets of each class. In addition, during the year ended January 31, 2010, Allocation 30% and Income Fund’s Class A, Class B and Class C shares had contractual expenses limitations in place of 0.80%, 1.30% and 1.25%, respectively, of the average daily net assets of each class. Management has contractually agreed to cap expenses on all classes until at least May 31, 2010.

During the year ended January 31, 2010, Allocation 100%, Allocation 85%, Allocation 70%, Allocation 50%, Allocation 30% and Income Fund were reimbursed for expenses in the amounts of $180,799, $170,958, $43,651, $25,888, $1,653 and $13,403, respectively.

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except, in certain cases, for the management of cash and short-term instruments.

In addition, the Funds indirectly pay management and/or administration fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds. These management and administration fees ranged from 0.40% to 1.00% of the average daily net assets of the Underlying Funds.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Funds’ sole and exclusive distributor.

For Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%, there is a maximum initial sales charge of 5.75% for Class A shares. For Allocation 30% and Income Fund, there is a maximum initial sales charge of 4.25% for Class A shares. The Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50% have a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. The Allocation 30% and Income Fund have a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2010, sales charges and CDSCs paid to LMIS and its affiliates were approximately:

	Sales Charges	CDSCs
	Class A	Class A		Class B	Class C
Allocation 100%	$91,000	$0	*	$49,000	$1,000
Allocation 85%	236,000	0	*	154,000	2,000
Allocation 70%	172,000	0	*	111,000	1,000
Allocation 50%	137,000	0	*	77,000	2,000
Allocation 30%	30,000	0	*	27,000	0	*
Income Fund	11,000	—		8,000	0	*

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Lifestyle Series 2010 Annual Report	67

Notes to financial statements (cont’d)

3. Investments

During the year ended January 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Allocation 100%	$15,301,299	$9,308,942
Allocation 85%	71,767,889	75,251,580
Allocation 70%	65,113,169	77,301,838
Allocation 50%	53,335,767	57,461,716
Allocation 30%	22,053,051	22,134,946
Income Fund	11,489,007	10,036,303

At January 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Allocation 100%	$68,158	$(14,518,025)	$(14,449,867)
Allocation 85%	28,139,718	(114,712,817)	(86,573,099)
Allocation 70%	20,690,772	(91,944,028)	(71,253,256)
Allocation 50%	7,214,615	(33,798,014)	(26,583,399)
Allocation 30%	3,321,814	(9,656,257)	(6,334,443)
Income Fund	1,979,551	(3,109,086)	(1,129,535)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended January 31, 2010, the Funds may not invest directly in any derivative instruments.

5. Class specific expenses and reimbursements

The Funds have adopted a Rule 12b-1 distribution plan and under that plan the Funds pay a service fee with respect to their Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Allocation 100%, Allocation 85%, Allocation 70%, and Allocation 50% each pay a distribution fee with respect to their Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. The Allocation 30% and Income Fund each pay a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45%, respectively, of the average daily net assets of each class. Distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Allocation 100%
Class A	$119,829	$265,754	$9,235
Class B	124,484	108,852	3,919
Class C	48,431	6,977	806
Class I1	—	326	50
Total	$292,744	$381,909	$14,010

Allocation 85%
Class A	$953,033	$1,825,536	$47,041
Class B	798,946	447,945	12,035
Class C	121,922	14,578	2,199
Class I	—	26	9
Total	$1,873,901	$2,288,085	$61,284

68	Legg Mason Lifestyle Series 2010 Annual Report

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Allocation 70%
Class A	$790,392	$1,154,285	$66,127
Class B	650,102	322,338	19,543
Class C	164,875	14,950	3,625
Class I	—	76	73
Total	$1,605,369	$1,491,649	$89,368

Allocation 50%
Class A	$492,946	$492,081	$33,705
Class B	385,365	154,027	9,112
Class C	130,418	13,732	2,616
Class I2	—	33	41
Total	$1,008,729	$659,873	$45,474

Allocation 30%
Class A	$177,748	$137,805	$10,437
Class B	95,126	42,538	2,601
Class C	21,735	8,256	693
Total	$294,609	$188,599	$13,731

Income Fund
Class A	$67,117	$54,176	$2,852
Class B	35,658	17,144	132
Class C	7,191	3,106	655
Total	$109,966	$74,426	$3,639

[1]	On January 26, 2010, Class I shares were fully redeemed.

[2]	On July 29, 2009, Class I shares were fully redeemed.

*	For the period February 1, 2009 through September 13, 2009. Subsequent to September 13, 2009, these expenses were accrued as common fund expenses.

For the year ended January 31, 2010, reimbursements by class were as follows:

Reimbursements
Allocation 100%
Class A	$111,056
Class B	69,424
Class C	19
Class I1	300
Total	$180,799

Allocation 85%
Class A	$79,541
Class B	91,392
Class C	—
Class I	25
Total	$170,958

Allocation 70%
Class A	—
Class B	$43,639
Class C	—
Class I	12
Total	$43,651

Allocation 50%
Class A	$18,192
Class B	7,696
Class C	—
Class I2	—
Total	$25,888

Legg Mason Lifestyle Series 2010 Annual Report	69

Notes to financial statements (cont’d)

Reimbursements
Allocation 30%
Class A	—
Class B	$1,208
Class C	445
Total	$1,653

Income Fund
Class A	$6,336
Class B	5,719
Class C	1,348
Total	$13,403

[1]	On January 26, 2010, Class I shares were fully redeemed.

[2]	On July 29, 2009, Class I shares were fully redeemed.

6. Distributions to shareholders by class

	Year Ended January 31, 2010		Year Ended January 31, 2009
Allocation 100%
Net Investment Income:
Class A	$382,791		$14,003
Class I	2,223	[1]	—	[2]
Total	$385,014		$14,003

Net Realized Gains:
Class A	—		$1,053,507
Class B	—		277,480
Class C	—		198,250
Total	—		$1,529,237

Allocation 85%
Net Investment Income:
Class A	$6,769,973		$6,792,628
Class B	720,885		1,009,921
Class C	159,048		197,486
Class I	158		10	[3]
Total	$7,650,064		$8,000,045

Net Realized Gains:
Class A	—		$41,016,437
Class B	—		10,162,989
Class C	—		1,642,930
Total	—		$52,822,356

Allocation 70%
Net Investment Income:
Class A	$8,283,788		$9,197,312
Class B	997,363		1,472,104
Class C	317,797		429,729
Class I	1,099		865
Total	$9,600,047		$11,100,010

70	Legg Mason Lifestyle Series 2010 Annual Report

	Year Ended January 31, 2010		Year Ended January 31, 2009
Allocation 50%
Net Investment Income:
Class A	$8,488,431		$7,164,502
Class B	1,265,788		1,120,329
Class C	465,433		444,982
Class I	17,367	[4]	24,811
Total	$10,237,019		$8,754,624

Net Realized Gains:
Class A	—		$7,611,743
Class B	—		1,666,169
Class C	—		610,113
Class I	—		21,684
Total	—		$9,909,709

Allocation 30%
Net Investment Income:
Class A	$3,805,759		$3,810,727
Class B	579,695		650,400
Class C	148,564		167,856
Total	$4,534,018		$4,628,983

Income Fund
Net Investment Income:
Class A	$1,777,179		$1,408,342
Class B	280,876		245,293
Class C	61,933		46,511
Total	$2,119,988		$1,700,146

[1]	On January 26, 2010, Class I shares were fully redeemed.

[2]	For the period December 3, 2008 (inception date) to January 31, 2009.

[3]	For the period December 16, 2008 (inception date) to January 31, 2009.

[4]	On July 29, 2009, Class I shares were fully redeemed.

7. Shares of beneficial interest

At January 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2010		Year Ended January 31, 2009
	Shares	Amount	Shares	Amount
Allocation 100%
Class A
Shares sold	2,010,604	$14,301,408	3,975,716	$34,016,558
Shares issued on reinvestment	52,648	381,189	103,439	1,041,632
Shares repurchased	(1,306,973)	(9,235,923)	(970,840)	(8,203,381)
Net increase	756,279	$5,446,674	3,108,315	$26,854,809

Class B
Shares sold	658,241	$4,575,881	992,019	$8,799,733
Shares issued on reinvestment	—	—	27,547	276,290
Shares repurchased	(368,929)	(2,676,490)	(269,932)	(2,204,445)
Net increase	289,312	$1,899,391	749,634	$6,871,578

Legg Mason Lifestyle Series 2010 Annual Report	71

Notes to financial statements (cont’d)

	Year Ended January 31, 2010				Year Ended January 31, 2009
	Shares		Amount		Shares		Amount
Allocation 100% continued
Class C
Shares sold	59,504		$399,725		187,096		$1,788,779
Shares issued on reinvestment	—		—		16,220		162,689
Shares repurchased	(253,456)		(1,819,005)		(239,739)		(2,122,457)
Net decrease	(193,952)		$(1,419,280)		(36,423)		$(170,989)

Class I
Shares sold	1,178	[1]	$8,352	[1]	18,830	[2]	$112,534	[2]
Shares issued on reinvestment	296	[1]	2,223	[1]	—		—
Shares repurchased	(20,304)	[1]	(165,179)	[1]	—		—
Net increase (decrease)	(18,830)	[1]	$(154,604)	[1]	18,830	[2]	$112,534	[2]

Allocation 85%
Class A
Shares sold	5,284,734		$51,542,520		6,912,527		$86,956,978
Shares issued on reinvestment	604,661		6,758,295		4,508,728		47,639,086
Shares repurchased	(5,713,239)		(55,784,555)		(5,863,874)		(71,516,633)
Net increase	176,156		$2,516,260		5,557,381		$63,079,431

Class B
Shares sold	1,527,909		$14,029,050		1,798,285		$21,236,026
Shares issued on reinvestment	68,448		720,409		1,096,162		11,147,562
Shares repurchased	(2,489,627)		(23,139,760)		(2,841,611)		(33,611,909)
Net increase (decrease)	(893,270)		$(8,390,301)		52,836		$(1,228,321)

Class C
Shares sold	88,720		$821,487		134,996		$1,629,989
Shares issued on reinvestment	14,562		155,582		172,770		1,780,994
Shares repurchased	(304,295)		(2,807,475)		(552,096)		(6,823,748)
Net decrease	(201,013)		$(1,830,406)		(244,330)		$(3,412,765)

Class I
Shares sold	621		$6,100		116	[3]	$3,233	[3]
Shares issued on reinvestment	14		158		1	[3]	10	[3]
Net increase	635		$6,258		117	[3]	$3,243	[3]

Allocation 70%
Class A
Shares sold	4,056,973		$39,904,985		6,158,283		$69,074,149
Shares issued on reinvestment	747,697		8,269,319		1,013,192		9,169,884
Shares repurchased	(5,462,417)		(53,197,791)		(6,690,569)		(73,672,154)
Net increase (decrease)	(657,747)		$(5,023,487)		480,906		$4,571,879

Class B
Shares sold	1,121,675		$11,201,618		1,398,756		$16,020,497
Shares issued on reinvestment	88,769		991,907		159,244		1,464,756
Shares repurchased	(2,118,175)		(20,796,147)		(2,740,423)		(31,152,100)
Net decrease	(907,731)		$(8,602,622)		(1,182,423)		$(13,666,847)

Class C
Shares sold	128,955		$1,245,732		188,744		$2,168,217
Shares issued on reinvestment	27,606		309,217		45,685		419,834
Shares repurchased	(434,152)		(4,225,925)		(593,416)		(6,717,251)
Net decrease	(277,591)		$(2,670,976)		(358,987)		$(4,129,200)

72	Legg Mason Lifestyle Series 2010 Annual Report

	Year Ended January 31, 2010				Year Ended January 31, 2009
	Shares		Amount		Shares	Amount
Allocation 70% continued
Class I
Shares sold	725		$6,690		758	$8,591
Shares issued on reinvestment	99		1,099		97	865
Shares repurchased	—		—		(1)	(12)
Net increase	824		$7,789		854	$9,444

Allocation 50%
Class A
Shares sold	3,794,463		$36,082,466		4,851,029	$51,073,265
Shares issued on reinvestment	897,484		8,460,774		1,375,559	14,670,707
Shares repurchased	(4,600,941)		(42,417,747)		(5,852,097)	(59,438,850)
Net increase	91,006		$2,125,493		374,491	$6,305,122

Class B
Shares sold	892,101		$8,717,747		943,034	$10,057,059
Shares issued on reinvestment	130,378		1,251,123		249,143	2,748,069
Shares repurchased	(1,486,598)		(14,118,458)		(1,769,345)	(18,882,317)
Net decrease	(464,119)		$(4,149,588)		(577,168)	$(6,077,189)

Class C
Shares sold	191,256		$1,852,644		112,581	$1,221,424
Shares issued on reinvestment	46,494		446,916		85,842	946,546
Shares repurchased	(411,778)		(3,969,079)		(689,829)	(7,371,815)
Net decrease	(174,028)		$(1,669,519)		(491,406)	$(5,203,845)

Class I
Shares sold	18,507	[4]	$155,798	[4]	19,534	$199,224
Shares issued on reinvestment	2,061	[4]	17,367	[4]	4,408	46,495
Shares repurchased	(92,372)	[4]	(879,800)	[4]	(10,774)	(109,044)
Net increase (decrease)	(71,804)	[4]	$(706,635)	[4]	13,168	$136,675

Allocation 30%
Class A
Shares sold	1,551,846		$14,663,307		2,168,446	$22,117,239
Shares issued on reinvestment	388,903		3,802,106		392,158	3,772,261
Shares repurchased	(1,936,706)		(17,896,492)		(2,494,312)	(24,769,537)
Net increase	4,043		$568,921		66,292	$1,119,963

Class B
Shares sold	280,469		$2,655,213		454,994	$4,650,542
Shares issued on reinvestment	58,058		577,166		65,943	644,455
Shares repurchased	(474,992)		(4,491,644)		(685,055)	(6,841,093)
Net decrease	(136,465)		$(1,259,265)		(164,118)	$(1,546,096)

Class C
Shares sold	73,261		$724,291		40,100	$423,957
Shares issued on reinvestment	14,793		146,880		15,968	155,571
Shares repurchased	(88,278)		(810,618)		(189,131)	(2,001,629)
Net increase (decrease)	(224)		$60,553		(133,063)	$(1,422,101)

Income Fund
Class A
Shares sold	910,663		$8,041,296		730,443	$6,272,197
Shares issued on reinvestment	197,348		1,765,999		155,231	1,347,653
Shares repurchased	(979,474)		(8,486,741)		(1,014,967)	(8,962,756)
Net increase (decrease)	128,537		$1,320,554		(129,293)	$(1,342,906)

Legg Mason Lifestyle Series 2010 Annual Report	73

Notes to financial statements (cont’d)

	Year Ended January 31, 2010		Year Ended January 31, 2009
	Shares	Amount	Shares	Amount
Income Fund continued
Class B
Shares sold	143,859	$1,236,660	178,906	$1,556,264
Shares issued on reinvestment	30,844	278,425	26,254	231,469
Shares repurchased	(201,768)	(1,804,107)	(353,816)	(3,108,987)
Net decrease	(27,065)	$(289,022)	(148,656)	$(1,321,254)

Class C
Shares sold	40,610	$346,248	14,579	$123,854
Shares issued on reinvestment	6,197	55,998	4,706	41,314
Shares repurchased	(33,639)	(300,651)	(59,060)	(552,397)
Net increase (decrease)	13,168	$101,595	(39,775)	$(387,229)

[1]	For the period February 1, 2009 to January 26, 2010 (redemption date).

[2]	For the period December 3, 2008 (inception date) to January 31, 2009.

[3]	For the period December 16, 2008 (inception date) to January 31, 2009.

[4]	On July 29, 2009, Class I shares were fully redeemed.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Income Fund made the following ordinary income distribution:

Record Date Payable Date	Class A	Class B	Class C
2/25/2010 2/26/2010	$0.036800	$0.031800	$0.032200

None of the other Funds made any distributions subsequent to the fiscal year end.

The tax character of distributions paid during the fiscal year ended January 31, 2010 was as follows:

	Allocation 100%	Allocation 85%	Allocation 70%

Distributions Paid From:
Ordinary income	$385,014	$7,650,064	$9,600,047

	Allocation 50%	Allocation 30%	Income Fund

Distributions Paid From:
Ordinary income	$10,237,019	$4,534,018	$2,119,988

The tax character of distributions paid during the fiscal year ended January 31, 2009 was as follows:

	Allocation 100%	Allocation 85%	Allocation 70%

Distributions Paid From:
Ordinary income	$14,009	$8,000,032	$11,100,010
Net long-term capital gains	1,529,231	52,822,369	—
Total distributions paid	$1,543,240	$60,822,401	$11,100,010

	Allocation 50%	Allocation 30%	Income Fund

Distributions Paid From:
Ordinary income	$8,754,632	$4,628,983	$1,700,146
Net long-term capital gains	9,909,701	—	—
Total distributions paid	$18,664,333	$4,628,983	$1,700,146

74	Legg Mason Lifestyle Series 2010 Annual Report

As of January 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Allocation 100%		Allocation 85%		Allocation 70%
Undistributed ordinary income — net	$55,019		$114,127		$1,070,005
Capital loss carryforward*	(5,223,003)		(10,701,540)		(23,374,581)
Other book/tax temporary differences	(39,661)	(a)	(1,449,162)	(b)	(2,654,023)	(b)
Unrealized appreciation/(depreciation)	(14,449,867)	(c)	(86,573,099)	(c)	(71,253,256)	(c)
Total accumulated earnings/(losses) — net	$(19,657,512)		$(98,609,674)		$(96,211,855)

	Allocation 50%		Allocation 30%		Income Fund
Undistributed ordinary income — net	$973,334		$199,711		$412,530
Capital loss carryforward*	(19,028,647)		(5,741,684)		(7,146,364)
Other book/tax temporary differences	(1,672,763)	(b)	(864,109)	(b)	(283,976)	(b)
Unrealized appreciation/(depreciation)	(26,583,399)	(c)	(6,334,443)	(c)	(1,129,535)	(c)
Total accumulated earnings/(losses) — net	$(46,311,475)		$(12,740,525)		$(8,147,345)

*	As of January 31, 2010, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Allocation 100%	Allocation 85%	Allocation 70%	Allocation 50%	Allocation 30%	Income Fund
1/31/2012	—	—	—	—	—	$(345,727)
1/31/2013	—	—	—	—	—	(95,670)
1/31/2014	—	—	$(5,972,151)	—	$(899,887)	(1,336,048)
1/31/2015	—	—	—	—	—	(1,331,052)
1/31/2016	—	—	—	—	—	(2,356,048)
1/31/2017	$(4,302,576)	—	(4,200,689)	$(5,850,125)	(642,809)	(1,485,293)
1/31/2018	(920,427)	$(10,701,540)	(13,201,741)	(13,178,522)	(4,198,988)	(196,526)
	$(5,223,003)	$(10,701,540)	$(23,374,581)	$(19,028,647)	$(5,741,684)	$(7,146,364)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(c)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Funds, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

Legg Mason Lifestyle Series 2010 Annual Report	75

Notes to financial statements (cont’d)

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Funds, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second

76	Legg Mason Lifestyle Series 2010 Annual Report

Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

Legg Mason Lifestyle Series 2010 Annual Report	77

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Legg Mason Lifestyle Allocation 100% (formerly Legg Mason Partners Lifestyle Allocation 100%), Legg Mason Lifestyle Allocation 85% (formerly Legg Mason Partners Lifestyle Allocation 85%), Legg Mason Lifestyle Allocation 70% (formerly Legg Mason Partners Lifestyle Allocation 70%), Legg Mason Lifestyle Allocation 50% (formerly Legg Mason Partners Lifestyle Allocation 50%), Legg Mason Lifestyle Allocation 30% (formerly Legg Mason Partners Lifestyle Allocation 30%) and Legg Mason Lifestyle Income Fund (formerly Legg Mason Partners Lifestyle Income Fund), each a series of Legg Mason Partners Equity Trust, as of January 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the investee funds’ transfer agents and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Lifestyle Allocation 100%, Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, Legg Mason Lifestyle Allocation 30% and Legg Mason Lifestyle Income Fund, as of January 31, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 19, 2010

78	Legg Mason Lifestyle Series 2010 Annual Report

Board approval of management and subadvisory agreements (unaudited)

Legg Mason Partners Equity Trust — Legg Mason Lifestyle Allocation 100%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies

Legg Mason Lifestyle Series	79

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional multi-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2009. The Fund performed below the median for such period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance had improved and was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe, which was attributable to the poor performance of several underlying funds during the review period. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of seven multi-cap core fund of funds and one multi-cap growth fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed multi-cap core affiliated fund of funds and multi-cap growth affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the other funds in the Expense Universe. The Board noted that the Manager had contractually undertaken to limit Fund expenses until May 2010.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason

80	Legg Mason Lifestyle Series

fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Lifestyle Series	81

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason Partners Equity Trust — Legg Mason Lifestyle Allocation 85%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies

82	Legg Mason Lifestyle Series

and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed below the median for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance had improved and was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe, which was attributable to the poor performance of several underlying funds during the review periods. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of front-end load actively managed affiliated fund of funds consisting of two mixed-asset target allocation growth fund of funds, five mixed-asset target allocation conservative fund of funds and two mixed-asset target allocation moderate fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation growth affiliated fund of funds, mixed-asset target allocation conservative affiliated fund of funds and mixed-asset target allocation moderate affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the other funds in the Expense Universe. The Board noted that the Manager had contractually undertaken to limit Fund expenses until May 2010.

Legg Mason Lifestyle Series	83

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

84	Legg Mason Lifestyle Series

Legg Mason Partners Equity Trust — Legg Mason Lifestyle Allocation 70%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies

Legg Mason Lifestyle Series	85

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed below the median for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance had improved and was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe, which was attributable to the poor performance of several underlying funds during the review periods. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of front-end load actively managed affiliated fund of funds consisting of two mixed-asset target allocation growth fund of funds, four mixed-asset target allocation conservative fund of funds and two mixed-asset target allocation moderate fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation growth affiliated fund of funds, mixed-asset target allocation conservative affiliated fund of funds and mixed-asset target allocation moderate affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was at the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe. The Board noted that the Manager had contractually undertaken to limit Fund expenses until May 2010.

86	Legg Mason Lifestyle Series

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Lifestyle Series	87

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason Partners Equity Trust — Legg Mason Lifestyle Allocation 50%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies

88	Legg Mason Lifestyle Series

and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation moderate funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed better than the median for the one-year period, below the median for the three- and five-year periods and at the median for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance had improved and was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of front-end load actively managed affiliated fund of funds consisting of three mixed-asset target allocation moderate fund of funds, two mixed-asset target allocation growth fund of funds and six mixed-asset target allocation conservative fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation moderate affiliated fund of funds, mixed-asset target allocation growth affiliated fund of funds and mixed-asset target allocation conservative affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe. The Board noted that the Manager had contractually undertaken to limit Fund expenses until May 2010.

Legg Mason Lifestyle Series	89

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

90	Legg Mason Lifestyle Series

Legg Mason Partners Equity Trust — Legg Mason Lifestyle Allocation 30%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies

Legg Mason Lifestyle Series	91

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation conservative funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed better than the median for the one-year period, and below the median for the three-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance had improved and was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of front-end load actively managed affiliated fund of funds consisting of four mixed-asset target allocation conservative fund of funds, five mixed-asset target allocation growth fund of funds and three mixed-asset target allocation moderate fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation conservative affiliated fund of funds, mixed-asset target allocation growth affiliated fund of funds and mixed-asset target allocation moderate affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe. The Board noted that the Manager had contractually undertaken to limit Fund expenses until May 2010.

92	Legg Mason Lifestyle Series

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Lifestyle Series	93

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason Partners Equity Trust — Legg Mason Lifestyle Income Fund

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies

94	Legg Mason Lifestyle Series

and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional general bond funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed below the median for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance had improved and was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe, which was attributable to the poor performance of several underlying funds during the review period. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of one general bond fund of funds, one mixed-asset target allocation growth fund of funds, three mixed-asset target allocation conservative fund of funds, two multi-cap core fund of funds, three mixed-asset target allocation moderate fund of funds and two international multi-cap core fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed general bond affiliated fund of funds, mixed-asset target allocation growth affiliated fund of funds, mixed-asset target allocation conservative affiliated fund of funds, multi-cap core affiliated fund of funds, mixed-asset target allocation moderate affiliated fund of funds and international multi-cap core affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe. The Board noted that the Manager had contractually undertaken to limit Fund expenses until May 2010.

Legg Mason Lifestyle Series	95

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

96	Legg Mason Lifestyle Series

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Equity Trust (the “Trust”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees

Paul R. Ades

Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Andrew L. Breech

Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Dwight B. Crane

Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Robert M. Frayn, Jr.*

Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Legg Mason Lifestyle Series	97

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Frank G. Hubbard

Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Howard J. Johnson

Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

David E. Maryatt

Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Jerome H. Miller

Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Ken Miller

Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) division of Li & Fung (since 1963)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

98	Legg Mason Lifestyle Series

Independent Trustees cont’d

John J. Murphy

Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly

Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (prior to May 2009)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None
Interested Trustee

R. Jay Gerken, CFA[3]

Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates (since 2006); President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	133
Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

Legg Mason Lifestyle Series	99

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Officers

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

100	Legg Mason Lifestyle Series

Officers cont’d

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

Steven Frank Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason Lifestyle Series	101

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2010:

	Allocation 100%
Record date:	6/15/2009	12/29/2009
Payable date:	6/16/2009	12/30/2009
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%
	Allocation 85%
Record date:	6/15/2009	12/29/2009
Payable date:	6/16/2009	12/30/2009
Ordinary income:
Qualified dividend income for individuals	72.78%	72.27%
Dividends qualifying for the dividends
received deduction for corporations	37.24%	42.33%
	Allocation 70%
Record date:	6/15/2009	12/29/2009
Payable date:	6/16/2009	12/30/2009
Ordinary income:
Qualified dividend income for individuals	27.84%	36.46%
Dividends qualifying for the dividends
received deduction for corporations	15.55%	22.55%
Interest from federal obligations	1.43%	1.43%

	Allocation 50%
Record date:	3/30/2009	6/29/2009	9/29/2009	12/29/2009
Payable date:	3/31/2009	6/30/2009	9/30/2009	12/30/2009
Ordinary income:
Qualified dividend income for individuals	14.21%	15.91%	15.91%	15.91%
Dividends qualifying for the dividends
received deduction for corporations	7.87%	9.95%	9.95%	9.95%
Interest from federal obligations	2.11%	2.11%	2.11%	2.11%

	Allocation 30%
Record date:	3/30/2009	6/29/2009	9/29/2009	12/29/2009
Payable date:	3/31/2009	6/30/2009	9/30/2009	12/30/2009
Ordinary income:
Qualified dividend income for individuals	7.17%	8.72%	8.72%	8.72%
Dividends qualifying for the dividends
received deduction for corporations	4.72%	5.66%	5.66%	5.66%
Interest from federal obligations	1.96%	1.96%	1.96%	1.96%

	Income Fund
Record date:	February 2009 through April 2009	May 2009 through January 2010
Payable date:	Monthly	Monthly
Ordinary income:
Qualified dividend income for individuals	2.04%	3.13%
Dividends qualifying for the dividends
received deduction for corporations	2.07%	3.13%
Interest from federal obligations	2.55%	2.55%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

102	Legg Mason Lifestyle Series

Legg Mason

Lifestyle Series

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.*

R. Jay Gerken, CFA, Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Global Asset Allocation, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc. 2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Lifestyle Series

Legg Mason Lifestyle Allocation 100%

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 30%

Legg Mason Lifestyle Income Fund

The Funds are separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

Legg Mason Lifestyle Series

Legg Mason Funds

55 Water Street

New York, New York 10041

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Lifestyle Series. This report is not authorized for distribution to prospective investors in the Legg Mason Lifestyle Series unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments. May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01278 3/10 SR10-1050

NOT PART OF THE ANNUAL REPORT